                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

              TCF Financial Corporation
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              Diane Stockmazn, Anthony Branch
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            TCF-REGISTERED TRADEMARK-
                            TCF FINANCIAL CORPORATION

             801 MARQUETTE AVENUE, SUITE 302, MINNEAPOLIS, MN  55402
                                 (612) 661-6500


                                 MARCH 15, 1995



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of TCF Financial Corporation ("TCF Financial" or "TCF") which will be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, on Wednesday April 19, 1995, at 2:00 p.m. local time.

     At the Annual Meeting you will be asked to elect five directors to the Board; to ratify the Board's choice of independent public accountants; to approve the enlargement of the maximum permissible size of the Board of Directors from 15 to 25; to approve the adoption of a new incentive stock program; and to approve a directors deferred compensation plan and trust agreement.

     Your vote is important, regardless of the number of shares you own. On behalf of the Board, I urge you to sign, date and return the enclosed proxy card as soon as possible, even if you plan to attend the Annual Meeting. If you receive more than one proxy card, because you have multiple accounts with TCF Financial common stock, please sign, date and return each proxy card so that all your shares will be voted. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                              Sincerely,



                              William A. Cooper
                              Chairman and Chief Executive Officer

                            TCF-REGISTERED TRADEMARK-
                            TCF FINANCIAL CORPORATION

             801 MARQUETTE AVENUE, SUITE 302, MINNEAPOLIS, MN  55402
                                 (612) 661-6500
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 19, 1995


TO THE STOCKHOLDERS OF TCF FINANCIAL CORPORATION

The Annual Meeting of the Stockholders (the "Annual Meeting") of TCF Financial Corporation ("TCF Financial" or "TCF") will be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, on Wednesday, April 19, 1995, commencing at 2:00 p.m. local time for the following purposes:

     1.   To elect five directors;

     2. To ratify the appointment of KPMG Peat Marwick LLP as independent public accountants for the fiscal year ending December 31, 1995;

     3. To increase the maximum permissible size of the Board of TCF Financial Corporation from 15 to 25 members;

     4.   To approve the TCF Financial 1995 Incentive Stock Program;

     5.   To approve the Directors Deferred Compensation Plan and Trust
          Agreement.

     Only holders of record of TCF Financial's common stock at the close of business on March 1, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Whether or not you plan to attend the Annual Meeting in person, please fill in, sign and date the enclosed proxy card and mail it promptly. Should you attend the Annual Meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                              By Order of the Board of Directors



                              William A. Cooper
                              Chairman and Chief Executive Officer

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

Minneapolis, Minnesota
March 15, 1995

                            TCF FINANCIAL CORPORATION

             801 MARQUETTE AVENUE, SUITE 302, MINNEAPOLIS, MN  55402
                                 (612) 661-6500


     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of TCF Financial Corporation ("TCF Financial" or "TCF"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, April 19, 1995, commencing at 2:00 p.m., Central Time, at the Minneapolis Athletic Club, Minneapolis, Minnesota, and at any adjournment thereof. The principal executive offices of TCF are located at the address set forth above.


     PURPOSES OF MEETING. The purposes of the Annual Meeting are to consider and vote upon: (a) election of five directors; (b) ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the fiscal year ending December 31, 1995; (c) increasing the maximum permissible size of the Board of TCF Financial from 15 to 25 members; (d) approval of the TCF Financial 1995 Incentive Stock Program; (e) approve the Directors Deferred Compensation Plan and Trust Agreement; and (f) any other matters as may properly come before the Annual Meeting.


     SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE. The close of business on March 1, 1995 has been fixed by the Board as the record date (the "record date") for the determination of holders of common stock of TCF Financial, par value $.01 per share, ("TCF Common Stock") entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. At the close of business on the record date, there were 17,410,911 shares of TCF Common Stock outstanding and entitled to vote, held by approximately 9,590 holders of record. Each share of TCF Common Stock entitles the holder thereof to one vote on each matter to be submitted to TCF stockholders at the Annual Meeting.


     VOTE REQUIRED. A quorum, consisting of a majority of the voting power of the issued and outstanding TCF Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action may be taken at the Annual Meeting. Assuming a quorum is present, a plurality of the votes present in person or represented by proxy at the Annual Meeting is necessary for the election of directors and a majority of such votes is necessary for ratification of KPMG Peat Marwick LLP as independent public accountants, to approve the TCF Financial 1995 Incentive Stock Program, and to approve the Directors Deferred Compensation Plan and Trust Agreement. In order to approve the increase in the maximum permissible size of the Board of TCF Financial from 15 to 25 members, 80% of the shares of TCF Common Stock entitled to vote must approve the proposal. Abstentions are counted as shareholders present, for purposes of the quorum requirement, but are not counted as voting in favor of the proposal. Broker non-votes will have the same effect as votes against the proposals. As of the record date, the directors and executive officers of TCF and their affiliates in the aggregate beneficially owned and are entitled to vote 3,164,785 shares or 18.19% of the outstanding shares of TCF Common Stock.


     VOTING; SOLICITATION AND REVOCATION OF PROXIES. A proxy card for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board. Any TCF stockholder executing a proxy card may revoke it at any time before it is voted by filing with the Secretary of TCF, at the address of TCF set forth above, written notice of such revocation; by executing a later-dated proxy; or by attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy card. Participants voting shares in the TCF Employees Stock

Ownership Plan-401(k) will find voting and revocation procedures described in the special proxy card sent to them. TCF will bear the cost of solicitation of proxies and has retained Georgeson & Co., a professional proxy solicitor, for this Annual Meeting because of the higher (80%) vote approval requirement for the proposal to increase the maximum permissible size of the Board. Georgeson & Co. estimates its fees will be between $10,000 and $100,000 for this solicitation, depending on the number of mailings and other contacts required to obtain the necessary return of votes.


     Each proxy returned to TCF (and not revoked) will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED: (1) FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT; (2) IN FAVOR OF RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF TCF FINANCIAL; (3) IN FAVOR OF INCREASING THE MAXIMUM PERMISSIBLE SIZE OF THE BOARD OF TCF FINANCIAL FROM 15 TO 25 MEMBERS; (4) IN FAVOR OF APPROVING THE TCF FINANCIAL 1995 INCENTIVE STOCK PROGRAM; and (5) IN FAVOR OF APPROVING THE DIRECTORS DEFERRED COMPENSATION PLAN AND TRUST AGREEMENT. While the Board knows of no other matters to be presented at the Annual Meeting, if any other matter properly comes before the meeting or any adjournment thereof, all proxies returned to TCF will be voted on any such matter in accordance with the judgment of the proxy holders.

     BENEFICIAL OWNERSHIP OF TCF COMMON STOCK. See "Election of TCF Directors - Securities Ownership of TCF Directors, Executive Officers and Significant Stockholders."


                                   PROPOSAL 1
                            ELECTION OF TCF DIRECTORS

INFORMATION ON DIRECTORS AND NOMINEES

     The Restated Certificate of Incorporation (the "Certificate") of TCF Financial provides that the Board shall be divided into three classes, each to be comprised of as nearly equal a number of directors as possible. The directors of each class are to serve for terms of three years, with one class being elected each year. TCF Financial's Certificate currently provides that the number of directors shall be not fewer than seven or more than fifteen, with the exact number of directors fixed from time to time by a resolution duly adopted by a majority of the Continuing Directors (as defined) of the Board. Under Proposal 3, the Certificate would be amended to increase the maximum permissible size of the Board of TCF Financial from 15 to 25 members.

     Stockholders will be asked at the Annual Meeting to elect five directors to serve for three-year terms expiring at the Annual Meeting in 1998, or until a successor is elected. Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of the nominees listed below. All nominees have indicated a willingness to serve if elected.
If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

                                      POSITION(S) WITH                 DIRECTOR
NAME                                  TCF FINANCIAL                AGE  SINCE*
- - ----                                  ----------------             --- --------

                       NOMINEES FOR ELECTION AS DIRECTORS
CLASS II - TERM EXPIRES 1998
Joseph P. Clifford . . . . . . . .   Director and Vice Chairman     51   1987
Robert E. Evans. . . . . . . . . .   Director and Vice Chairman     59   1990
Luella G. Goldberg . . . . . . . .   Director                       58   1988
Mark K. Rosenfeld. . . . . . . . .   Director                       48   1995
Ralph Strangis . . . . . . . . . .   Director                       58   1991


                   DIRECTORS WHOSE TERMS DO NOT EXPIRE IN 1995
CLASS III - TERM EXPIRES 1996
Rudy Boschwitz . . . . . . . . . .   Director                       64   1991
William A. Cooper. . . . . . . . .   Director, Chairman and
                                       Chief Executive Officer      51   1987
Thomas A. Cusick . . . . . . . . .   Director and Vice Chairman     50   1988
Thomas J. McGough. . . . . . . . .   Director                       61   1989
Ronald A. Ward . . . . . . . . . .   Director                       50   1993

CLASS I - TERM EXPIRES 1997
Bruce G. Allbright . . . . . . . .   Director                       66   1987
Robert J. Delonis. . . . . . . . .   Director, Chairman and Chief
                                         Executive Officer of Great
                                         Lakes Bancorp**            43   1995
John M. Eggemeyer, III . . . . . .   Director                       49   1994
Daniel F. May  . . . . . . . . . .   Director                       65   1988
Roy E. Weber . . . . . . . . . . .   Director                       66   1995


*Does not include service at TCF Bank Minnesota fsb ("TCF Bank Minnesota"), a wholly owned subsidiary of TCF Financial.

**Refers to Great Lakes Bancorp, A Federal Savings Bank, ("Great Lakes Bancorp") which became a wholly owned subsidiary of TCF Financial on February 8, 1995.


THE TCF BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TCF STOCKHOLDERS VOTE FOR THE NOMINEES FOR THE TCF BOARD OF DIRECTORS.

     BACKGROUND OF DIRECTORS. The following discussion sets forth certain information with respect to the persons who are nominees for directors of TCF Financial at the Annual Meeting as well as similar information for the other directors of TCF Financial whose terms do not expire this year. TCF Financial knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he or she has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of TCF Financial.

     * JOSEPH P. CLIFFORD has been Vice Chairman of TCF Financial since its formation in 1987. Mr. Clifford has been a director of TCF Financial since its formation in 1987.

     * ROBERT E. EVANS has been a director of TCF Financial since 1990, and was elected Vice Chairman of TCF Financial in 1993. Mr. Evans has been a director of TCF Bank Minnesota since 1987 and was elected an Executive Vice President of TCF Bank Minnesota in 1993. Mr. Evans also serves on the Board of Directors of Minnesota Brewing Company.

     * LUELLA G. GOLDBERG has been a director of TCF Financial since 1988. She is an active member of the Board of Directors of several Minnesota corporations and associations. She has been a director of Northwestern National Life Insurance Company since 1976 and of its holding company, Reliastar (the NWNL Companies) since its formation in 1989. She has also been a director of Piper Jaffray Investment Trust Inc. since 1987 and of a number of related closed-end investment companies since 1988. In 1993, Ms. Goldberg joined the Board of Directors of Hormel Foods Corporation. Ms. Goldberg is former Chair of the Board of Trustees and former acting President of Wellesley College and continues to serve as a trustee of that College. Ms. Goldberg is also a past Chair of the Board of the Minnesota Orchestral Association.


     * MARK K. ROSENFELD is Chairman, Chief Executive Officer and director of Jacobson Stores Inc., a retail department store based in Jackson, Michigan. He has been a director of Great Lakes Bancorp since 1987 and was elected a director of TCF Financial in February 1995. He serves on the Board of Trustees for Jackson Community College, is a trustee and a member of the Executive Committee of Michigan Colleges Foundation, and is a director of the National Retail Federation and the Michigan Retailers Association.


     * RALPH STRANGIS is a founding member of the Minneapolis law firm of Kaplan, Strangis and Kaplan, P.A. Mr. Strangis is also a director of National Presto Industries, Inc., Life USA Holding, Inc., Payless Cashways, Inc. and Damark International, Inc. He has been a director of TCF Financial since 1991.


     RUDY BOSCHWITZ is Chairman of Home Valu, Inc., a company he founded. He also served as a United States Senator from the State of Minnesota from 1978 to 1991. He is a director of the Chicago Mercantile Exchange in Chicago, Illinois, the COMSAT Corp. in Bethesda, Maryland, which is in the business of satellite communications for telephones and television, and of Sunbelt Nurseries, Ft. Worth, Texas. Mr. Boschwitz has been a director of TCF Financial since 1991.

     WILLIAM A. COOPER has been Chairman of the Board of TCF Financial since its formation in 1987 and of TCF Bank Minnesota since 1985. Mr. Cooper has also been Chief Executive Officer of TCF Financial since 1987 and was Chief Executive Officer of TCF Bank Minnesota until 1993. Mr. Cooper serves on the Federal Reserve Board's Thrift Institutions Advisory Council and on the Boards of Directors of the Minnesota Business Partnership, Minnesota Meeting and the Center for the American Experiment. Mr. Cooper has been a director of TCF Financial since its formation in 1987 and of TCF Bank Minnesota since 1985.

     THOMAS A. CUSICK was elected Vice Chairman of TCF Financial in 1993.
Before that he had been President and Chief Operating Officer of TCF Financial since its formation in 1987. Mr. Cusick was elected Chief Executive Officer of TCF Bank Minnesota in 1993. Mr. Cusick is a member of the Board of Trustees of the College of St. Benedict, is a director of Damark International, Inc., and is a past Chairman of the Savings League of Minnesota. Mr. Cusick has been a director of TCF Financial since 1988.

____________
* Nominee for election at the Annual Meeting.

     THOMAS J. MCGOUGH is Executive Vice President of McGough Construction Company, Inc., a Minnesota commercial contractor. Mr. McGough was one of the incorporators of McGough Construction Company. Mr. McGough has been a director of TCF Financial since 1989.

     RONALD A. WARD is certified by the American Board of Oral Surgery and is a retired associate of Oral and Maxillofacial Surgery Associates of Waukesha, Ltd. Dr. Ward had been a director of Republic Capital Group, Inc. ("RCG") from 1987 and of Republic Capital Bank, F.S.B. from 1981 until TCF's acquisition of RCG in 1993. Dr. Ward has been a director of TCF Financial since 1993.

     BRUCE G. ALLBRIGHT was President and a director of Dayton Hudson Corporation from 1987 until his retirement in 1990. Before that, he was Chairman and Chief Executive Officer of Dayton Hudson Corporation's largest division, Target Stores, since 1984 and was the President and Vice Chairman of that division prior to that date. Mr. Allbright is also a director of G&K Services, Inc., Hannaford Brothers Company, and Noma Industries. Mr. Allbright has been a director of TCF Financial since its formation in 1987.

     ROBERT J. DELONIS is Chairman of the Board and Chief Executive Officer of Great Lakes Bancorp. Mr. Delonis has been a director of Great Lakes Bancorp since 1987 and of TCF Financial since February 1995. He is Vice Chairman of the Michigan League of Savings Institutions, Chairman of Catholic Social Services of Washtenaw County, a past director of the Federal Home Loan Bank of Indianapolis and past Chairman of the Thrift Industry Accounting Committee. He has also served as an instructor in real estate finance in the Graduate School of Business Administration at the University of Michigan. Mr. Delonis is a Certified Public Accountant.

     JOHN M. EGGEMEYER, III is President of Belle Plaine Partners, Inc. and has held that position since February 1990. In addition, he served as a managing director of Mabon Securities Corp., Inc. from April 1992 to December 1994. He also serves as a director of Household Personal Portfolios and The Combined Fund, Inc. He has been a director of TCF Financial since October 1994 and TCF Bank Illinois fsb ("TCF Bank Illinois") since 1993.


     DANIEL F. MAY is retired from various executive positions with Republic Airlines. Mr. May has been a director of TCF Financial since 1988. Mr. May is a Certified Public Accountant.


     ROY E. WEBER is the former Chairman of the Board of Great Lakes Bancorp. Mr. Weber has been a director of Great Lakes Bancorp since 1967 and of TCF Financial since February 1995. He is a past Chairman of the Michigan League of Savings Institutions and past Vice Chairman and director of the Federal Home Loan Bank of Indianapolis.

     TCF BOARD ACTIONS AND COMMITTEES. The business, property and affairs of TCF Financial are managed by or under the direction of the Board. The Board has established Audit, Personnel/Affirmative Action and Shareholder Relations Committees. During 1994 these committees of the Board held three, six and two meetings, respectively. In 1994 the Board met ten times. Each director attended at least 75% of the total number of meetings of the Board and of committees on which the director served.

     The Audit Committee is responsible for relations with TCF Financial's internal auditor and independent public accountants, for review of internal auditing functions and controls, and for review of financial reporting policies to assure full disclosure of financial condition and results of operations. The members of the Audit Committee are Messrs. May, McGough, Allbright and Ward.

     The Personnel/Affirmative Action Committee is responsible for approving and reporting to the Board on those items delegated to it by the full Board, and to recommend a course of action for those human resource issues requiring full Board approval. This Committee approves affirmative action plans and reviews the adequacy and effectiveness of benefit programs. The Personnel/Affirmative Action Committee also serves as the independent committee which administers and makes awards under the Stock Option and Incentive Plan of TCF Financial as well as certain other plans. Its members also serve as the Advisory Committee of the TCF Employees Stock Ownership Plan-401(k), which has authority to direct the voting of shares of TCF Common Stock held by the plan to the extent participants in that plan do not furnish voting instructions. The members of the Personnel/Affirmative Action Committee are Messrs. May, Allbright, Strangis and Ms. Goldberg.

     The Shareholder Relations Committee reviews merger and acquisition activities and policies and evaluates alternatives available to TCF Financial to enhance shareholder value. The members of the Shareholder Relations Committee are Messrs. May, Allbright and Strangis.


     NOMINATION OF TCF DIRECTORS. The Board acts as a nominating committee for selecting the nominees of the Board for election as directors. The Bylaws of TCF Financial (the "Bylaws") require that stockholder nominations for director be made pursuant to timely notice in writing to the Secretary of TCF Financial. To be timely, notice must be delivered to or mailed and received by the Secretary of TCF Financial not less than 60 days nor more than 90 days prior to an annual meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice, to be timely, must be received by the Secretary not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or on the day on which public disclosure of the date of the meeting was made. A stockholders' notice of nomination must set forth certain information specified in Article II, Section 13, of the Bylaws concerning each person the stockholder proposes to nominate for election and the stockholder giving such notice. The Bylaws provide that no person shall be elected as a director unless nominated in accordance with the procedures set forth in the Bylaws. Public disclosure of the date of the 1995 Annual Meeting was made on February 8, 1995 by distribution of a news release. Under the Bylaws, stockholder nominations of directors for the 1995 Annual Meeting were required to have been received on or before February 18, 1995 in order to be timely, and no such nominations were received by TCF Financial by that time.


     Robert J. Delonis, Mark K. Rosenfeld and Roy E. Weber were elected directors of TCF Financial in February 1995 in connection with the merger of Great Lakes Bancorp into a subsidiary of TCF Financial pursuant to the terms of the Agreement and Plan of Reorganization dated September 8, 1994 (the "Merger Agreement") by and between TCF Financial and Great Lakes Bancorp. Messrs. Delonis and Weber's terms as directors are scheduled to expire in 1997. Mr. Rosenfeld's term as director is scheduled to expire in 1995 and pursuant to the Merger Agreement, Mr. Rosenfeld is nominated for re-election as a director for a term expiring in 1998. For as long as Mr. Delonis is employed by TCF Financial, TCF Financial will use its best efforts (subject to the discharge of fiduciary duties by its directors) to nominate and re-elect Mr. Delonis as a director.

TCF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OF TCF FINANCIAL

     The following table sets forth certain information with respect to the executive officers of TCF Financial, or its principal wholly owned subsidiaries TCF Bank Minnesota, TCF Bank Illinois, TCF Bank Wisconsin fsb ("TCF Bank Wisconsin"), and Great Lakes Bancorp, who are not directors of TCF Financial.


      Name             Age         Principal Positions Held
      ----             ---         ------------------------
Timothy P. Bailey. . .  39  President and Chief Executive Officer of TCF Bank
                              Wisconsin
Peter Bell . . . . . .  43  Executive Vice President of TCF Bank Minnesota
William E. Dove. . . .  58  Executive Vice President of TCF Bank Minnesota
Michael B. Johnstone .  47  President and Chief Executive Officer of TCF Bank
                              Illinois
Mark R. Lund . . . . .  44  Senior Vice President, Assistant Treasurer and
                              Controller (Principal Accounting Officer) of TCF
                              Financial
Lynn A. Nagorske . . .  38  President, Chief Operating Officer and Treasurer
                              (Principal Financial Officer) of TCF Financial
Ronald J. Palmer . . .  42  Executive Vice President of TCF Bank Minnesota
Gregory J. Pulles. . .  46  General Counsel, Vice Chairman and Secretary of TCF
                              Financial
Mary E. Sipe . . . . .  38  Executive Vice President of TCF Financial
James E. Tuite . . . .  59  Executive Vice President of TCF Financial; President
                              and Chief Operating Officer of TCF Bank Minnesota
Neil I. Whitehouse . .  55  Executive Vice President of TCF Bank Minnesota
Barry N. Winslow . . .  47  President and Chief Operating Officer of Great Lakes
                              Bancorp

The business experience of each of these executive officers during the last five years is as follows:

     TIMOTHY P. BAILEY was named President and Chief Executive Officer of TCF Bank Wisconsin in 1993. Prior to that Mr. Bailey had been Vice President of Commercial Lending/Loan Workouts with TCF Bank Minnesota since 1988.

     PETER BELL was named an Executive Vice President of TCF Bank Minnesota in 1994. Prior to that Mr. Bell was an independent consultant for more than five years. Mr. Bell also serves on the Board of Directors of the Center for the American Experiment, CommonBond, Citizens League, and the Johnson Institute. He is also a director and President of TC Rise and the National Institute for Traditional Black Leadership.


     WILLIAM E. DOVE has been an Executive Vice President of TCF Bank Minnesota since 1985 and the director of Commercial Lending of TCF Bank Minnesota since 1993.

     MICHAEL B. JOHNSTONE was elected President and Chief Executive Officer of TCF Bank Illinois in February 1995. From 1987 to January 1995 he was employed by TCF Bank Minnesota as Senior Vice President of Branch Operations.

     MARK R. LUND was elected a Senior Vice President of TCF Financial in 1994. He has been Assistant Treasurer and Controller (Principal Accounting Officer) of TCF Financial and Assistant Treasurer of TCF Bank Minnesota since 1991 and a Senior Vice President and Controller of TCF Bank Minnesota since 1987. Mr. Lund is a Certified Public Accountant.

     LYNN A. NAGORSKE has been the Treasurer (Principal Financial Officer) of TCF Financial since its formation in 1987 and was elected President and Chief Operating Officer of TCF Financial in 1993. Mr. Nagorske has been an Executive Vice President of TCF Bank Minnesota since 1988 and Treasurer and Chief Financial Officer since 1987. Mr. Nagorske is a Certified Public Accountant.

     RONALD J. PALMER was elected an Executive Vice President of TCF Bank Minnesota and President and Chief Executive Officer of TCF Mortgage Corporation in 1992. Prior to that he was Senior Vice President of Citicorp Mortgage, Inc. in St. Louis, Missouri since 1986. Mr. Palmer is a Certified Public Accountant.

     GREGORY J. PULLES has been General Counsel of TCF Financial since its formation in 1987 and Secretary of TCF Financial since 1989. He was elected a Vice Chairman of TCF Financial in 1993. Mr. Pulles has been Secretary and Executive Vice President of TCF Bank Minnesota since 1989. He was also General Counsel of TCF Bank Minnesota from 1985 until 1993.

     MARY E. SIPE has been an Executive Vice President of TCF Financial since 1993. Ms. Sipe has been President of TCF Financial Insurance Agency, Inc. and TCF Financial Insurance Agency Illinois, Inc. since 1989, President of TCF Financial Insurance Agency Wisconsin, Inc. since 1993 and President of TCF Financial Insurance Agency Michigan, Inc. since January 1995.

     JAMES E. TUITE was elected an Executive Vice President of TCF Financial in 1993. Prior to that he was a Vice President since 1992. He was elected President and Chief Operating Officer of TCF Bank Minnesota in 1993. Prior to that he was an Executive Vice President of TCF Bank Minnesota.

     NEIL I. WHITEHOUSE is President of TCF Foundation and an Executive Vice President of TCF Bank Minnesota. Mr. Whitehouse was Secretary of TCF Financial until 1989.


     BARRY N. WINSLOW was elected President and Chief Operating Officer of Great Lakes Bancorp in February 1995. Prior to that he had been President and Chief Executive Officer of TCF Bank Illinois since 1993. Prior to that he was President of TCF Bank Minnesota - Illinois Division and a Senior Vice President of TCF Bank Minnesota since 1987.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires TCF's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of TCF Common Stock to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE") initial reports of ownership and reports of changes in ownership of TCF Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish TCF with copies of all Section 16(a) forms they file. To TCF's knowledge, based upon a review of the copies of such reports furnished to TCF and written representations that no other reports were required, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to TCF's directors, executive officers and greater than 10% beneficial owners were satisfied.

SECURITIES OWNERSHIP OF TCF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT STOCKHOLDERS

     The following table sets forth information, as of March 1, 1995 (except as otherwise indicated), regarding the beneficial ownership of TCF Common Stock, which is the only class of voting equity securities outstanding, by each director or nominee for director of TCF Financial and each of the executive officers named on the Summary Compensation Table (the "named executives"), by all such directors, nominees and executive officers of TCF Financial, and its significant subsidiaries ("executive officers") as a group, and by each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to TCF Financial to be the beneficial owner of more than 5% of the outstanding common stock of TCF Financial.


     Name of Beneficial Owner       Shares Beneficially Owned(1)     % of Shares Outstanding (2)
     ------------------------       ----------------------------     ---------------------------
Directors and Nominees who are
not Named Executives:
     Bruce G. Allbright                     37,628   (4)(7)                     (3)
     Rudy Boschwitz                          3,000                              (3)
     Robert J. Delonis                      84,389   (4)(5)(6)                  (3)
     John M. Eggemeyer, III                  2,260                              (3)
     Luella G. Goldberg                     10,233   (4)(7)                     (3)
     Daniel F. May                          29,415   (4)(7)                     (3)
     Thomas J. McGough                      13,000   (4)                        (3)
     Mark K. Rosenfeld                       1,783   (4)                        (3)
     Ralph Strangis                          8,500   (7)                        (3)
     Ronald A. Ward                         60,909                              (3)
     Roy E. Weber                           74,294                              (3)
                                            ------
                                           325,411                              1.85%

Named Executives:
     William A. Cooper                     402,650   (4)(5)(6)                  2.29%
     Joseph P. Clifford                    130,173   (5)(6)                     (3)
     Thomas A. Cusick                      109,192   (5)(6)                     (3)
     Robert E. Evans                       130,838   (4)(5)(6)                  (3)
     James E. Tuite                        146,623   (5)(6)                     (3)
                                           -------
                                           919,476                              5.23%

All Directors and
 Executive Officers combined (28
 persons, including those named above)   1,588,458   (4)(5)(6)(7)               9.03%

Other beneficial owners:
     Advisory Committee of TCF
       Employees Stock Ownership
       Plan-401(k)
       (as of 12/31/94)                  1,057,219   (7)                        6.01%
       c/o General Counsel,
       TCF Financial Corporation
       801 Marquette Avenue,
       Suite 302
       Minneapolis, MN  55402
________________________
Notes to Securities Ownership Table appear on following page.

                                       11



(1) All shares are directly owned or exercisable in 60 days, and the person indicated has sole or shared (joint account) voting and dispositive power, except as indicated in the following footnotes. In addition to shares beneficially owned, executive officers held 8,319 options not exercisable within 60 days of March 1, 1995 for an additional .05% of the outstanding common stock of TCF Financial. When added to shares of TCF Common Stock held by the TCF Employees Stock Ownership Plan-401(k) (as of January 31, 1995) and TCF Cash Balance Pension Plan as of such date not otherwise included on this table, and treating all shares issuable upon exercise of options held by executives as outstanding and owned, the total percentage of shares owned by directors, executive officers and employee benefit plans at March 1, 1995 was 19.10%.

(2) Each amount showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person upon exercise of existing options within 60 days after March 1, 1995.

(3)  1.0% or less.

(4) Includes shares beneficially owned by family members who share the person's household, with respect to which shares the indicated person disclaims any beneficial ownership, as follows: Mr. Allbright, 10,200 shares; Mr. Delonis, 3,373 shares; Ms. Goldberg, 1,400 shares; Mr. May, 450 shares; Mr. McGough, 10,000 shares; Mr. Rosenfeld, 458 shares; Mr. Cooper, 1,060 shares; Mr. Evans, 665 shares; and all directors, nominees and executive officers combined, 33,948 shares.

(5) Includes shares which could be purchased upon exercise of existing options within 60 days as follows: Mr. Cooper, 21,878 shares; Mr. Clifford, 21,733 shares; Mr. Cusick, 1,600 shares; Mr. Evans, 16,700 shares; Mr. Tuite, 26,133 shares; and Mr. Delonis, 3,315 shares; and all directors, nominees and executive officers combined, 185,228 shares.

(6) Includes whole shares of TCF Common Stock (vested and unvested) allocated to accounts as of January 31, 1995 in the TCF Employees Stock Ownership Plan-401(k), for which the named executives have shared voting power, as follows: Mr. Cooper, 11,447 shares; Mr. Clifford, 7,610 shares; Mr. Cusick, 8,275 shares; Mr. Evans, 5,891 shares; Mr. Tuite, 7,478 shares; and all directors, nominees and executive officers combined, 88,723 shares. Also includes whole shares of TCF Common Stock in the trust for the TCF Financial Executive Deferred Compensation Plan, for which the named executives have shared dispositive power, as of March 1, 1995, as follows: Mr. Cooper, 159,685 shares; Mr. Clifford, 39,915 shares; Mr. Cusick, 45,128 shares; Mr. Evans, 53,868 shares; Mr. Tuite, 51,599 shares; Mr. Delonis, 33,333 shares; and all directors, nominees and executive officers combined, 467,600 shares.

(7) The Advisory Committee for the TCF Employees Stock Ownership Plan-401(k) has shared voting power with participants of all allocated shares in the Plan. Advisory Committee members disclaim ownership of these shares. Information on the table as to shares beneficially owned by Ms. Goldberg, and Messrs. May, Allbright and Strangis does not include any shares beneficially owned by the Advisory Committee.


EXECUTIVE COMPENSATION

     The following summary compensation table (the "Summary Compensation Table") sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of TCF and the four highest paid executives of TCF whose salary and bonus earned in 1994 exceeded $100,000. The term "LTIP" refers to Long-Term Incentive Plans.

                                                     SUMMARY COMPENSATION TABLE

                                              Annual Compensation                   Long-Term Compensation
                                              -------------------                   ----------------------

                                                                              Awards               Payouts
                                                               --------------------------------------------------------------
                                                                                       Securities
                                                                    Restricted Stock   Underlying                    All Other
Name and                                      Salary        Bonus         Awards         Options    LTIP Payouts   Compensation
Principal Position*                 Year      ($)(a)       ($)(a)             ($)(d)         (#)       ($)(c)           ($)
- - -------------------------------------------------------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------------------------------------------------------
William A. Cooper,                  1994    $500,006     $362,504      $1,290,000(b)            0       $271,517       22,253(e)
Director, Chairman of               1993     500,006            0          85,383(b)            0        128,811       33,060
the Board and Chief                 1992     462,020            0         126,389(b)            0              0       22,867
Executive Officer

Thomas A. Cusick,                   1994     298,066      217,500         806,250(b)            0         79,992       10,573(e)
Director and Vice Chairman;         1993     250,008       28,126          26,215(b)            0         36,808       14,363
Director, Vice Chairman and         1992     206,242       21,995          36,115(b)            0              0       10,254
Chief Executive Officer of
TCF Bank Minnesota

Joseph P. Clifford,                 1994     220,008      159,506         483,750(b)            0         75,795        7,961(e)
Director and Vice Chairman          1993     220,008       24,751          23,061(b)            0         36,808       11,973
                                    1992     206,242       21,995          36,115(b)            0              0        9,998

Robert E. Evans,                    1994     220,008      159,506         483,750(b)            0         73,513        8,029(e)
Director and Vice Chairman          1993     220,008       22,919          21,346(b)            0         36,808       12,128
                                    1992     206,242       21,995          36,115(b)            0              0        9,877

James E. Tuite, Executive           1994     200,004      250,005         483,750(b)            0         54,687        7,220(e)
Vice President; President and       1993     200,004       31,587          20,948(b)            0         21,879       11,968
Chief Operating Officer of          1992     182,192       46,293          21,467(b)            0              0        9,199
TCF Bank Minnesota

*  At December 31, 1994.

NOTES TO SUMMARY COMPENSATION TABLE:

(a) Salary shown is for the year in which it was earned. Bonuses are shown for the year in which they were earned. The bonus reported for 1994 (paid in January 1995) was paid entirely in cash and based on the ROA of TCF Financial (or in the case of Mr. Tuite, TCF Bank Minnesota. (See "Incentive Compensation" in the "Report of TCF Personnel/Affirmative Action Committee on Executive Compensation"). Bonuses reported for 1992 and 1993 involved a combination of cash and stock grants in lieu of cash. Awards were based on the achievement of specified goals on credit quality, capital and regulatory rating and upon performance relative to individual, profit center and cost control goals or, for Mr. Cooper, a pre-tax earnings goal. Bonuses awards paid in TCF Common Stock in 1992 or 1993 which were not subject to future performance-based vesting requirements are reported in the Restricted Stock Awards column.


(b) The 1994 restricted stock grants were awarded effective March 21, 1994, and are to vest or be forfeited over a period of four to five years from the effective date. Vesting of shares is contingent upon TCF meeting certain performance goals. The shares for which the restricted period shall expire on January 1, 1998 is calculated on the basis of the return on average common equity ("ROE") of TCF Financial for each of the fiscal years ending on December 31,1994, 1995, 1996, and 1997, and the following chart:

          TCF ROE:              Vesting:          Shares Forfeited:
          --------              --------          -----------------
          Less than 15.0%          0%             20% of shares
          15.0% to 16.5%          20%
          16.6% to 17.5%          25%
          17.6% or more           33%

The percentage of shares for which a restricted period ends on January 1, 1999, (if the percentage for January 1, 1998 is less than 100%) shall be calculated by determining the ROE of TCF for the fiscal year ending December 31, 1998 and determining the corresponding percentage for such year from the foregoing chart. In the event that TCF's ROE is less than 15% in 1998, such remaining shares shall be forfeited and returned to TCF.

For 1993 and 1992, the restricted stock reported is one-third of the bonus stock awards made on January 24, 1994 and January 25, 1993, respectively, valued at the market value (average of high and low prices) of TCF Common Stock on the date of grant.

(c) The 1994 amount represents one-third of the bonus stock awards made in January 1993 and January 1994 which vested on January 1, 1995 valued at the market value (average of high and low prices) of TCF Common Stock on December 31, 1994. The 1993 amount represents one-third of the bonus stock awards made in January 1993 which vested on January 1, 1994, valued in the same manner as of December 31, 1993.

(d) Summary of restricted (unvested) stock holdings at December 31, 1994 (these shares are included in the Securities Ownership Table and in the Restricted Stock Awards column shown on the Summary Compensation Table):

                            # of Restricted          Value at
          Name                Shares Held       December 31, 1994*
          ----              ---------------     -----------------
     William A. Cooper          61,591             $2,540,628.75
     Thomas A. Cusick           34,980              1,442,925.00
     Joseph P. Clifford         24,775              1,021,968.75
     Robert E. Evans            24,663              1,017,348.75
     James E. Tuite             25,010              1,031,662.50

     * Based on the closing market price of TCF Common Stock at December 31, 1994 of $41.25 per share.

     The number of restricted shares held includes shares awarded under long-term incentive performance plans. Dividends are paid, at the regular rate for TCF Common Stock, on all shares of restricted stock outstanding.

(e) Represents defined contribution plan (401-(k) supplemental) employer contributions, forfeitures and dividend allocations during 1994 as follows: Mr. Cooper, $18,737; Mr. Cusick, $10,573; Mr. Clifford, $7,961; Mr. Evans, $8,029;
and Mr. Tuite, $7,220; and insurance premiums paid for Mr. Cooper in 1994 of $3,516.

     GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS DURING 1994. There were no stock option grants in 1994 to Mr. Cooper or the other executives named in the Summary Compensation Table. TCF has not at any time awarded Stock Appreciation Rights ("SAR's"), therefore there are no SAR's outstanding.

     OPTION EXERCISES IN 1994 AND VALUE OF OUTSTANDING OPTIONS AT DECEMBER 31, 1994. The following table shows stock options that were exercised during 1994 by the five executives named on the Summary Compensation Table and the number and value of options still held at December 31, 1994. The value of options exercised during the year is determined as the difference between the market value of TCF Common Stock and the exercise price of the option on the date of exercise. The value of unexercised options is determined as the difference between the market value of TCF Common Stock and the exercise price at the end of 1994.

               OPTION EXERCISES IN 1994 AND VALUE OF OUTSTANDING
                          OPTIONS AT DECEMBER 31, 1994

                                 Shares                          Number of Securities
                                Acquired                        Underlying Unexercised         Value of Unexercised
                                   on           Value                 Options at              In-The-Money Options at
                                Exercise       Realized         December 31, 1994 (#):        December 31, 1994 ($):
               Name                (#)            ($)               Vested/Unvested               Vested/Unvested
       ------------------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------------------
          William A. Cooper        4,961         98,277              16,878/5,000                 491,679/140,950

          Thomas A. Cusick         4,300         82,304                 0/1,600                      0/45,104

          Joseph P. Clifford           0              0              20,133/1,600                 584,690/45,104

          Robert E. Evans              0              0              15,100/1,600                 456,854/45,104

          James E. Tuite           5,700        139,308              24,853/1,680                 767,522/50,303

     REPRICING OF OUTSTANDING STOCK OPTIONS. TCF has not at any time engaged in the repricing of stock options.

     LONG-TERM INCENTIVE PLAN AWARDS FOR THE YEAR ENDED DECEMBER 31, 1994. There were no long-term incentive plan awards in 1994.

     TCF FINANCIAL EXECUTIVE DEFERRED COMPENSATION PLAN AND SENIOR OFFICER DEFERRED COMPENSATION PLAN. TCF has two plans which offer eligible executives an opportunity to defer payment of all or a portion of their incentive compensation, if any, and up to 30% of their yearly salary, until termination of employment. Employees eligible to participate in the Executive Deferred Compensation Plan (the "Executive Deferred Plan") are employees of TCF Financial and its affiliates who are considered "executive officers" subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, including the five named executives. Deferrals of salary or incentive compensation are credited to a separate deferred compensation account for each participating employee maintained by each participating employer which is credited with earnings or losses measured by the earnings or losses of investments deemed to be selected by the employee. TCF Financial and the other participating employers have also established a trust to accumulate assets for payment of liabilities as under the Executive Deferred Plan when they come due and contributed to it amounts equal to the amounts employees have deferred from their compensation. The trustee invests the assets of the trust in the same manner as the deemed investments of the Executive Deferred Plan in order to match the trust's assets as closely as possible to the liabilities of the Executive Deferred Plan. The trustee is authorized to borrow funds from TCF Financial in addition to unaffiliated lending institutions. All loans undertaken by the trustee are required to be adequately secured, to be approved in advance by the Personnel/Affirmative Action Committee of the Board and do not exceed such amounts as may be reasonably anticipated to be repaid out of deferrals of compensation by participants of the Executive Deferred Plan. The Executive Deferred Plan and trust provide that TCF Financial and the employers will in no event be liable for repayment of any loans undertaken by the trustee. Distributions from the Executive Deferred Plan will commence within 30 days after the employee's termination of employment, and will generally be paid over a period of 15 years after termination of employment. Employees eligible for the Senior Officer Deferred Compensation Plan are generally employees of TCF Financial or any of its direct or indirect subsidiaries who hold the office of President or Executive Vice President of a subsidiary bank or President of a direct or indirect subsidiary of TCF Financial. The Senior Officer Plan is the same as the Executive Deferred Plan, except that borrowing is not permissible in the Senior Officer Deferred Plan.


     THE TCF CASH BALANCE PENSION PLAN. The TCF Cash Balance Pension Plan (the "Pension Plan") was adopted effective September 1, 1990, by the Board of Directors of TCF Bank Minnesota as an amendment and restatement of a predecessor plan, which had been in effect for the benefit of eligible employees since July 1, 1947. Benefits accrued before September 1, 1990 under various formulas, with the last such formula providing a benefit at retirement equal to 50% of final average pay reduced by 50% of Social Security benefits, pro-rated based on service. Participants in the Pension Plan since its amendment in 1990 to a "cash balance" formula receive monthly allocations to their accounts in the Pension Plan equal to a percentage of covered pay that year determined on the basis of each participant's age plus years of service. The allocation percentages range from 2.5% to 7.5%. Accounts are credited with interest quarterly at a rate tied to 30-year Treasury notes. The benefit for each participant is the sum of monthly accrued benefit (if any) at September 1, 1990 under the prior pension plan formula (which was "frozen" at September 1, 1990 and does not increase based on compensation or years of service after that date) and the monthly benefit accrued thereafter under the cash balance formula. In addition to the Pension Plan, the executives named in the Summary Compensation Table participate in a Supplemental Employee Retirement Plan ("SERP") which remedies certain specified limitations on benefits that can be provided through the Pension Plan to executives. The benefits provided under the SERP are equal to the benefits that would be provided under the Pension Plan in the absence of limitations under Sections 401(k)(3) and 401(m)(2), 414(s), 415, 402(g),
401(a)(5), 401(a)(17) of the Internal Revenue Code (the "Code"), reduced by benefits actually provided under the Pension Plan. Also, two of the executives named in the table have individual supplemental pension agreements which provide benefits based on the prior pension plan formula, and, for one executive, provides him with access to retiree medical coverage. The annual annuity benefit payable starting at normal retirement age (age 65) as accrued through December 31, 1994 under the Pension Plan, the SERP, and the supplemental agreements for the executives named in the Summary Compensation Table is as follows: Mr. Cooper, $54,940; Mr. Cusick, $24,751; Mr. Clifford, $22,779 ; Mr. Evans, $69,304 and Mr. Tuite, $53,838.


     CHIEF EXECUTIVE OFFICER EMPLOYMENT AGREEMENT. TCF Financial and TCF Bank Minnesota entered into an employment agreement with William A. Cooper effective July 1, 1993, for a term of three years. This agreement supersedes a prior employment agreement between the companies and Mr. Cooper which expired on June 30, 1993. The agreement is for a period to and including June 30, 1996, or until Mr. Cooper's earlier removal, death or permanent disability. The agreement provides for a base salary of not less than $500,000 annually. In the event of Mr. Cooper's removal "without cause" (as defined in the agreement), and not due to death or disability, his salary, incentive pay and benefits will continue through the end of his term of employment under the agreement. If, however, a termination without cause occurs within the last twelve months of the contract, Mr. Cooper's salary and benefits will continue for an extended period of twelve months from the date of such termination. If Mr. Cooper's employment is not continued by TCF Financial after June 30, 1996, unless for "cause" (as defined), a termination of employment without cause is deemed to occur, resulting in continuation of his salary, incentive pay and benefits for twelve months after June 30, 1996. Receipt of continued payments after such a termination is contingent on compliance with certain noncompetition and nonsolicitation provisions of the agreement. Mr. Cooper's employment agreement also includes certain severance arrangements in the event of a termination of employment without cause (as defined) within 24 months after a change in control (as defined). The amount of payments is the same as for other executives (see "Change in Control and Termination Arrangements") except that the limitation on payments in excess of the 299% limitation in Section 280G of the Code is subject to an exception in the event Mr. Cooper's base salary multiplied by three exceeds that limitation, which it currently does not.

CHANGE IN CONTROL AND TERMINATION ARRANGEMENTS. The Personnel/Affirmative Action Committee and the Board have adopted special severance agreements with ten executive officers, including Mr. Cooper. In the case of Mr. Cooper, this agreement is included in his employment contract, which was renegotiated effective July 1, 1993, for a three-year term (see "Chief Executive Officer Employment Agreement"). The severance agreements for executives other than Mr. Cooper take effect in the event of a change in control of TCF Financial and provide payments to the executive in the event of a termination of employment within 18 months after the change in control and other than on account of death, disability, cause (as defined) or voluntary resignation (as defined). The agreements generally provide for payment of a lump sum equal to two times the executive's annual compensation plus the value of stock options and restricted stock forfeited as a result of the termination of employment, as well as continuation of medical, group life and group long-term disability plans for 24 months at the same cost to the executive as for an active employee. In the event TCF Bank Minnesota is not in compliance with its minimum regulatory capital requirements as of the time lump-sum payments would be made, the amount of the lump-sum payment is reduced to one-times average annual compensation. Payments under these executive agreements are limited, however, so as not to exceed 299% of average compensation as defined for purposes of "parachute" provisions of Section 280G of the Code. If the employment of the executives named in the Summary Compensation Table had been terminated on December 31, 1994 pursuant to a change in control of TCF, the named executives would have been entitled to receive the following amounts: Mr. Cooper, $2,992,000; Mr. Cusick, $1,530,000; Mr. Clifford, $1,136,000; Mr. Evans, $1,257,000; and Mr. Tuite,
$996,000.

COMPENSATION OF TCF DIRECTORS

     In 1994 each non-employee director ("outside director") who served on the boards of both TCF Financial and TCF Bank Minnesota was entitled to a total cash retainer fee for service on both boards of $20,000 per year and a fee of $700 for each board meeting attended and $300 for each committee meeting attended ($500 for committee chairpersons) of TCF Financial and a fee of $300 for each board meeting attended and $150 for each committee meeting attended ($300 for committee chairpersons) of TCF Bank Minnesota. If, however, the Audit Committees of TCF Financial and TCF Bank Minnesota, or the Personnel/Affirmative Action Committees of TCF Financial and TCF Bank Minnesota, met on the same day the total fee due to a director for both committee meetings was only the fee for a meeting of the TCF Financial committee.

     The foregoing cash fees for directors will be the same in 1995, except that for those directors who serve as director of a subsidiary bank additional meeting fees at the rate paid by the bank will be received. In addition, in October 1991 a program was approved (and renewed in 1994) under which 500 shares of TCF Common Stock are distributed to each outside director after each fiscal year in which TCF Financial's return on tangible equity ("ROTE") exceeds 13.5%. Pursuant to this program, shares were distributed in January 1995 because TCF's ROTE exceeded the stated percentage in 1994.


     Directors are allowed to defer payment of any or all cash fees until retirement from the Board, with interest credited at the six-month Treasury bill rate. A plan has been adopted (and is submitted for stockholder approval in proposal 5 of this Annual Meeting) which provides that deferred fees will be invested in TCF Common Stock. A retirement benefit is provided for outside directors with five or more years of service on the Board (including service with TCF Bank Minnesota). For five through nine years of service, the retirement benefit is 10% per year of service of the base fee paid in the last year of service as a director, and it is paid for a period equal to the director's years of service. For directors with ten or more years of service, the retirement benefit is equal to the full amount paid as a base fee in the director's last year on the Board and it is paid for a period equal to the director's years of service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Personnel/Affirmative Action Committee in 1994 were Daniel F. May, Bruce G. Allbright, Luella G. Goldberg and Ralph Strangis. None of these individuals is an executive officer, employee or former employee of TCF. The law firm of Kaplan, Strangis and Kaplan, P.A. of which Mr. Strangis is a member, was retained by and rendered service to TCF Financial in 1994, for an amount which was not greater than 5% of TCF Financial's or the firm's annual gross revenues. TCF believes that the terms and conditions of its relationship with Kaplan, Strangis and Kaplan, P.A. is as favorable as those that could be obtained from arm's length negotiations with unassociated third parties.

REPORT OF TCF PERSONNEL/AFFIRMATIVE ACTION COMMITTEE ON EXECUTIVE COMPENSATION

     The Personnel/Affirmative Action Committee of the Board (the "Committee") is comprised entirely of directors who are not and have not at any time in the past been executive officers of TCF or any subsidiary of TCF. The Committee is responsible for ensuring that compensation for executives is consistent with the stated compensation philosophy of TCF, for recommending executive compensation proposals to the Board for approval and for awarding stock options and restricted stock grants.

     The general process by which the Committee makes executive compensation decisions is as follows: The Committee annually evaluates the performance of TCF's Chief Executive Officer, William A. Cooper, and the other four executives named in the Summary Compensation Table. The Committee considers and approves salary, incentive programs and stock awards for a given year in December of the preceding year and in January of that year. The final deliberations prior to setting annual salaries and awarding incentives are made without the presence of Mr. Cooper or any other affected executives, and may or may not include consultation with an independent professional consultant, according to what the Committee determines is appropriate. In determining what to approve, the Committee takes into account results of a peer group study provided to the Committee in June of each year, proposals from the Chief Executive Officer, opinions of an independent professional consultant (if requested), the TCF Compensation Philosophy set forth later in this report and any other pertinent information which is brought before it. The peer group used in this study is the same as the peer group in the TCF Comparative Stock Performance chart that is included in this Proxy Statement. The Committee does not assign specific weights to or otherwise specifically use measures of corporate performance when designing or approving executive compensation arrangements, but it does consider the overall level of executive compensation and performance of TCF relative to its peer group.

     The peer group study the Committee received in June 1993, which was taken into account in setting 1994 executive compensation, indicated that TCF's performance ranked first (highest) in the peer group while TCF's total executive compensation ranked 11th (near the bottom) in the peer group. Notwithstanding this disparity, the Committee intends in general that the level of executive compensation will correspond to the level of performance. The Committee incorporates specific measures of corporate performance in the incentive arrangements and stock awards for executives, as described later in this Report. The Committee and Board have adopted a Compensation Philosophy and have designed the compensation system around this philosophy. The Compensation Philosophy is as follows:

     1. TCF believes that the compensation system should attract and retain experienced, highly qualified bankers.

     2. TCF believes in pay for performance based on specific written financial goals and objectives. Total executive compensation should have a large component of incentive compensation based on performance. Incentive compensation should be at risk, i.e., payment should be based on performance.

     3. TCF believes that executive compensation should have both a short-term (annual) and a long-term orientation, both as to the amount and form of payment.

     4. TCF believes that executive compensation levels should be measured by a comparison to peers as well as other factors such as specific individual contributions.

     5. TCF believes that the overall compensation level of TCF Executive Management should parallel the overall performance of TCF as compared to its peers, i.e., top performance results in top levels of compensation, lower performance results in lower levels of compensation.

     6. TCF believes that executive compensation should result in TCF Executive Management having a significant investment in TCF Common Stock.

     7. TCF believes that the incentive compensation system should be designed to encourage TCF Executive Management to defer and invest incentive compensation.

     SALARIES. Mr. Cooper's salary is determined under the terms of an employment contract which allows (but does not require) base salary to be increased annually. Salaries of the other named executives are reviewed annually. The Committee does not use any specific business or performance factors in making annual salary determinations. In determining salaries the Committee takes into account the results of the peer group study received in June of the preceding year. The study the Committee reviewed in determining 1994 salaries indicated TCF's performance ranked first in the peer group while TCF's executive salaries ranked in the middle of the peer group. For 1994, the Committee did not increase Mr. Cooper's salary or the salary of any other named executive other than Mr. Cusick, who assumed increased responsibilities. Starting with the 1994 fiscal year, the Committee approved a long-term salary/incentive program under which Mr. Cooper and the other named executives (as well as certain other executives) have the opportunity over a three-year period from 1994 to 1996 to earn annual incentives and stock grants the amount of which is based on the return on average assets ("ROA") or the ROE of TCF. (See INCENTIVE COMPENSATION and RESTRICTED STOCK GRANTS.) In February 1995, TCF completed a combination with Great Lakes Bancorp. This combination increased TCF's size by over 50% or approximately $2.5 billion in assets, expanded its geographic area of operations and substantially increased management's responsibilities. The Committee considered the increased responsibilities and impact of the business combination with Great Lakes Bancorp on expected 1995 results in increasing 1995 salaries for four of the five named executives, and in setting ROA goals for incentive compensation for 1995. The 1995 salaries for the named executives are: Mr. Cooper $598,079; Mr. Cusick $358,865; Mr. Clifford $263,157; Mr. Evans $263,157; and Mr. Tuite $200,004. The increased 1995 salaries established for the named executives are expected to remain at the same level at least through 1996.


     INCENTIVE COMPENSATION. The Committee and the Board approved in 1994 a three-year program under which the incentive compensation of Mr. Cooper and the other four named executives (as well as certain other executives) is based upon a two-step process: (1) no incentive will be paid unless specified goals are achieved relative to credit quality, capital and regulatory rating; and (2) if these goals are achieved the amount of the incentive ranges from 0% to 125% of salary depending in each case on the ROA achieved by TCF (or, for Mr. Tuite, the ROA achieved by TCF Bank Minnesota). ROA is computed based on after-tax earnings, excluding extraordinary gains and losses and other nonrecurring items, and adjusted to reflect charges related to mergers and acquisitions, at the discretion of the Committee, divided by average total assets.


     TCF's ROA for 1994 was 1.19%. TCF Bank Minnesota's ROA for 1994 was 1.69%. The incentives awarded to Mr. Cooper and the other named executives for 1994 performance under the 1994 to 1996 ROA-based incentive plan, expressed as a percentage of salary, were as follows: Mr. Cooper, 72.5%; Mr. Cusick, 72.5%; Mr. Clifford, 72.5%; Mr. Evans, 72.5%; and Mr. Tuite, 125%. No targets, goals or requirements were waived by the Committee in determining the incentive compensation to be paid. The ROA targets for the named executives were unchanged for 1995 but salaries were adjusted to take into account the impact of the combination with Great Lakes Bancorp (see SALARIES earlier in this report). ROA targets are also established for TCF subsidiary banks in Minnesota, Illinois, Wisconsin, and Michigan.

     RESTRICTED STOCK GRANTS. TCF has not awarded stock options to Mr. Cooper or any of the other named executives since 1991. The Committee also does not plan to award any stock options to any of the named executives in the future, as long as the stock grant program described in the following paragraphs is in effect.

     1994 RESTRICTED STOCK GRANTS. Awards of restricted stock grants were made to Mr. Cooper and the four other named executives and certain other executives effective March 21, 1994 in amounts approximately equal in value to three times their then current salary. The Committee considered, among other factors, the amount and terms of other restricted stock grants before making these awards. Specifically, the Committee reviewed the number of shares granted to the executives under a stock grant program in 1991 and decided to award somewhat fewer shares in 1994 because the market value of TCF Common Stock had increased since 1991. The awards were made in consideration of services in 1993 as well as future services and performance. Vesting of these stock awards will occur in January 1998, subject in general to continuing employment through that date, in a percentage determined on the basis of the ROE of TCF for each of the fiscal years 1994 through 1997, under the following schedule:


       TCF's ROE:         Vesting:        Shares Forfeited:
       ----------         --------        -----------------
     Less than 15.0%          0%            20% of shares
     15.0% to 16.5%          20%
     16.6% to 17.5%          25%
     17.6% or more           33%

     In the event that any part of the stock award is not vested, and has not been forfeited, by January 1998, the remainder will vest or be forfeited on January 1, 1999 under the schedule above, subject in general to continuing employment through that date. ROE will be computed on the basis of after-tax earnings, excluding extraordinary gains and losses and other non-recurring items and adjusted to reflect charges related to mergers and acquisitions, at the discretion of the Committee, and divided by average total common equity. For 1994, TCF's ROE was 18.65% therefore the vesting percentage achieved for that year (although actual vesting is delayed until January 1, 1998) under the foregoing chart was 33%.

     SAR/REPRICING OF OPTIONS. The Committee has not awarded any SAR's to date and has no intention to do so. TCF has also not engaged in any repricing of options.


     COMPENSATION OF MR. COOPER. Mr. Cooper's salary was not increased in 1994 from 1993 but was increased in 1995 from 1994 as a result of the combination with Great Lakes Bancorp (see SALARIES, earlier in this report). The Committee has approved an ROA-based incentive program to be in effect throughout 1994 to 1996. Under this incentive program Mr. Cooper may receive annual cash bonuses of 0% to 125% of base pay, depending on TCF's ROA for each of the years 1994 to 1996. (See INCENTIVE COMPENSATION earlier in this report). Mr. Cooper's bonus for 1994 was 72.5% of base pay. The amount of his bonus was determined on the basis of TCF's 1994 ROA performance. No targets, goals or requirements were waived by the Committee in determining the amount of Mr. Cooper's bonus for 1994. Mr. Cooper was awarded a grant of 40,000 shares of restricted stock effective as of March 21, 1994, under the 1994 Restricted Stock Grant program described earlier in this Report. These shares will vest no earlier than January 1, 1998, subject to performance-related and continuing employment vesting requirements. We encourage shareholders to refer to the earlier sections of this report for details on these programs, and in particular the performance-related and other requirements that they incorporate.

     $1 MILLION COMPENSATION CAP. There is a $1 million limit on the deductibility of certain compensation for federal income tax purposes established by the Omnibus Budget Reconciliation Act of 1993 (the "Budget Act"). The Committee has decided not to qualify either the ROA-based annual incentive program or the 1994 restricted stock award program as "performance-based" plans for purposes of that Act, because of limitations on the Committee's discretion that would result. The Committee expects that in the event superior performance would produce compensation in excess of $1 million, the excess amount will be deferred in order to preserve the full corporate tax deduction.

     The Committee believes that its current compensation philosophy has served TCF stockholders fairly, as demonstrated by the linkage of executive pay to performance-related goals and the return to TCF stockholders relative to that of the S&P 500 Index, the SNL Thrift Index and a TCF-selected group of industry peers (see "TCF Comparative Stock Performance Graph").

     The Committee plans to continue the same compensation philosophy for the foreseeable future.

     By the Personnel/Affirmative Action Committee:

     Daniel F. May, Chairman
     Bruce G. Allbright
     Luella G. Goldberg
     Ralph Strangis


TCF COMPARATIVE STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on TCF Common Stock over the last five fiscal years with the cumulative total return of the Standard and Poor's 500 Stock Index, the SNL Thrift Index and a TCF-selected group of peer institutions over the same period (assuming the investment of $100 in each vehicle on December 31, 1989 and reinvestment of all dividends). The SNL Thrift Index includes every publicly traded thrift institution in the U.S., a total of 402 companies as of December 31, 1994, and provides a context for comparing the TCF-selected peer group to the rest of TCF's industry. The TCF-selected group of peers consists of thirteen financial institutions, five of which are thrift institutions and the other eight of which are banking institutions. The institutions consist of the following: Charter One Financial, Inc.; Commerce Bancshares, Inc.; First Bancorporation of Ohio; First Fed Financial Corp.; First Financial Corporation (WI); First Virginia Banks, Inc.; Fourth Financial Corporation; Provident Bancorp, Inc.; Standard Federal Bank; Star Banc Corporation; St. Paul Bancorp, Inc.; UMB Financial Corporation (formerly known as United Missouri Bancshares, Inc.); and West One Bancorp. For 1993, the peer group included Metropolitan Financial Corporation, which in 1994 was removed from the peer group as a result of a merger which made it no longer comparable. All thrift institutions in the peer group are publicly held and, except for one, are among the top 25 nationally in terms of market capitalization, ranging in size from $4 billion to $12 billion in total assets. The banks in the peer group are publicly held and have total assets ranging from $4 billion to $10 billion. With two exceptions, all peer group members are located in the Midwest.



                                                              YEAR END

                         12/31/89     12/31/90     12/31/91     12/31/92     12/31/93     12/31/94
                      ----------------------------------------------------------------------------
                      ----------------------------------------------------------------------------
S & P Total Return         100.0        96.90        126.43       138.06       149.77        151.45
TCFFinancial-MN            100.0        59.03        154.71       234.14       281.64        351.36
1994 TCF Peer Group        100.0        82.89        134.71       190.17       205.01        199.01
1993 TCF Peer Group        100.0        82.57        136.10       193.37       208.77        208.38
SNL Thrift Index           100.0        63.29         98.42       137.15       174.15        171.49

CERTAIN TRANSACTIONS OF TCF DIRECTORS AND OFFICERS

     During 1994, TCF Bank Minnesota had a loan transaction with one executive officer. Loans were also made to certain family members of directors and executive officers. All loans to these individuals, as well as to the executive officer below, were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and did not involve more than the normal risk of collectability or present other unfavorable features.

     Set forth below is certain information relating to the loan made to the executive officer of TCF whose outstanding aggregate indebtedness exceeded $60,000 at any time since January 1, 1994.

                                               Largest                              Percentage of
                                              Amount of            Amount           Stockholders'
                                            Indebtedness         Outstanding          Equity at
                            Year           Outstanding in       at January 1,        December 31,         Interest
                         Originated             1994                 1995               1994                Rate
                         ----------        --------------       -------------       -------------         --------
Michael B. Johnstone      1987 (1)            $124,192               $ 0                .00%                  10.00%

_________
(1)  Conventional mortgage loan, refinanced in 1992.


                                   PROPOSAL 2
             RATIFICATION OF TCF'S APPOINTMENT OF INDEPENDENT PUBLIC
                                   ACCOUNTANTS

     The Board has appointed the firm of KPMG Peat Marwick LLP, independent public accountants, to audit the financial statements of TCF Financial and its subsidiaries for the fiscal year ending December 31, 1995.

     A proposal to ratify the appointment of KPMG Peat Marwick LLP will be presented to the stockholders at the Annual Meeting. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representatives will also be provided an opportunity to make a statement, if they so desire.

     THE TCF BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TCF STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.


                                   PROPOSAL 3
                            INCREASE MAXIMUM BOARD OF
                              DIRECTORS SIZE TO 25

     Article 7 of the Certificate of TCF Financial currently provides that the authorized number of directors shall consist of not fewer than seven nor more than fifteen directors. It is proposed to amend Article 7.A. of the Certificate as follows, effective May 1, 1995 (strikeout shows deletion; underline shows addition):

     A.  NUMBER OF DIRECTORS

     The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors (the "Board of Directors"). The authorized number of directors shall consist of not fewer than seven nor more than twenty-five directors. Within such limits the exact number of directors shall be fixed from time to time pursuant to a resolution adopted by a majority of the Continuing Directors (as defined hereinafter in Article 8 of the Certificate).

     The Board is seeking stockholder approval for this change because Article 14 of the Certificate provides that the affirmative vote of the holders of at least 80% of the total votes eligible to be cast at a legal stockholders meeting is required in order to amend or adopt any provisions inconsistent with Article 7 (among other Articles). If the stockholders do not approve the proposal by the required percentage it will not become effective.


     REASONS FOR THE PROPOSAL. The proposed change is useful for TCF to continue its program of acquisitions. As this program has progressed, TCF's management and Board has noted the need for additional seats on the Board to make available in connection with acquisition negotiations. Both of the major transactions TCF has completed to date - RCG of Milwaukee, Wisconsin in 1993 and Great Lakes Bancorp of Ann Arbor, Michigan in February 1995 - resulted in additions to the Board of TCF. One director was added as a result of the RCG acquisition. Three directors were added as a result of the Great Lakes Bancorp combination. As a result of these additions to the Board, the Board now numbers fifteen in total, the maximum number of directors permissible under the current Certificate. Increasing the permissible number of directors will permit TCF to make seats on the Board available in connection with potential future acquisitions and will permit TCF to proceed with its program of acquisitions.
It is anticipated that any vacancies made available through enlargement of the Board will be used for acquisition situations. However, additional available positions will also allow TCF to add members to the Board from time to time if persons who can provide significant value as Board members are identified.


     DESCRIPTION OF EXISTING PROVISIONS RELATING TO TCF'S BOARD OF DIRECTORS. TCF's Certificate requires the Board to be divided into three classes as nearly equal in number as possible and provides that the members of each shall be elected for a term of three years and until their successors are elected and qualified, with one class being elected annually at each annual meeting of the stockholders. Stockholders are not permitted to cumulate their votes in an election of directors. Any director may be removed for cause by the holders of at least a majority of the outstanding voting shares.


     Vacancies on the Board resulting from death, resignation, retirement, disqualification, removed from office or other cause are filled by affirmative vote of the Continuing Directors. A Continuing Director is, in the case that a Related Person (a person that is the direct or indirect beneficial owner of more than (10%) of the corporation's outstanding voting stock) exists, any member of the Board who is not a Related Person and who was a member of the Board immediately prior to the time that a Related Person became a Related Person, and any successor to a Continuing Director who is not a Related Person (or an affiliate or associate of a Related Person) and is recommended to succeed a Continuing Director by a majority of the Continuing Directors who are then members of the Board. If a Related Person does not exist, a Continuing Director is any member of the Board. If the proposal is approved, the Board will have the authority by resolution to increase the number of members on the Board and then appoint and elect new members to fill the vacancies resulting from the increase, with those members remaining on the Board until the term expires for the Class to which they were elected. A director elected to fill a vacancy by reason of an increase in the number of directorships shall be elected by a majority vote of the directors then in office, although less than a quorum of the Board of Directors, to serve until the next election of the class for which such director has been chosen.

     TCF's Certificate provides that a director of TCF, to the maximum extent now or hereafter permitted by the Delaware General Corporate Law (the "DGCL"), or any successor provision or provisions, will have no personal liability to TCF or its shareholders, for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director's duty of loyalty to TCF or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for the payment of certain unlawful dividends and the making of certain stock purchases or redemptions, or (d) for any transaction from which the director derived an improper personal benefit.

     The Certificate provides that special meetings of TCF may be called only by a majority of the Board of TCF. As a result, stockholders of TCF do not have a right to call special meetings of stockholders or to require TCF's Board to call such meetings. TCF's Bylaws provide that nominations for election to the Board will be made by the Board (or a committee thereof) or by a stockholder who has complied with the notice provisions set forth in the Bylaws. (See "Information on Directors and Nominees - Nomination of TCF Directors" earlier in this Proxy Statement).

     The Bylaws also provide that only such business as shall have been properly brought before an annual meeting shall be conducted at the annual meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, or otherwise properly brought before the meeting by a stockholder. The notice and other requirements for a stockholder to place an item on the agenda for an annual meeting are described under the heading "Stockholder Proposals" later in this Proxy Statement.

     THE TCF BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TCF STOCKHOLDERS VOTE FOR THE PROPOSAL TO INCREASE THE MAXIMUM PERMISSIBLE SIZE OF THE BOARD OF DIRECTORS FROM 15 TO 25 MEMBERS.


                                   PROPOSAL 4
                               TCF FINANCIAL 1995
                             INCENTIVE STOCK PROGRAM


     On January 24, 1995, the Board of Directors of TCF Financial adopted the TCF Financial 1995 Incentive Stock Program (the "Program"), subject to shareholder approval. The objective of the Program is to attract and motivate outstanding officers and employees capable of assuring the future success of TCF Financial and its subsidiaries, by providing them with an opportunity to acquire TCF Common Stock. This Program is a continuation and replacement of TCF's prior Stock Option and Incentive Plan (the "Prior Plan"). The Prior Plan was adopted in connection with TCF Bank Minnesota's conversion to a publicly held company in June 1986 and was designed to be in effect for ten years. The Program is being submitted for approval by the stockholders of TCF Financial pursuant to requirements of the NYSE, Rule 16b-3 of the SEC, and Section 162(m) of the Code. No further awards are expected to be made under the Prior Plan, assuming the Program is approved. If the Program is not approved by the stockholders, it will not be implemented.

DESCRIPTION OF THE PROGRAM

     The Program is administered by a committee (the "Committee") comprised of at least two members of the Personnel Affirmative Action Committee of the Board, or such other persons as the Board may from time to time designate. The Program is intended to qualify for exemption under Rule 16b-3 of the Securities and Exchange Commission and awards under the Program may, under certain circumstances, be excluded from compensation for purposes of the limits on deductible compensation under Code section 162(m). Accordingly, membership on the Committee is restricted to individuals who qualify as disinterested under Rule 16b-3 of the SEC and as "independent" to the extent necessary for purposes of Section 162(m) of the Code. The Committee determines the individuals who are eligible to receive stock options, restricted stock, stock appreciation rights ("SAR's") or other awards, the number of shares subject to such awards, the exercise price of any stock option or SAR, the manner, time and rate of exercise of any stock option or SAR, the rate of vesting of any restricted stock, and any other restrictions to be placed upon any stock, stock option, SAR or the shares that are to be issued upon the exercise of any stock option, SAR, or other award. The Committee may designate the officers and employees eligible to receive benefits under the Program. There are approximately 4,697 persons as of March 1, 1995 who are eligible for selection to participate in the Program. Nonemployee directors are not eligible to participate in the Program. No more than 5% of the shares of TCF Common Stock outstanding on the date of initial stockholder approval may be awarded under the Program unless stockholders approve an increase in this limit. Based on 17,410,911 shares of TCF Common Stock outstanding on the record date, this limit would be 870,545.55 shares.


     Stock options granted under the Program may be either incentive stock options ("Incentive Stock Options") subject to certain limitations and restrictions with the intent that such options will qualify under Section 422 of the Code, or options that do not qualify as Incentive Stock Options under such statutory provisions ("Nonqualified Stock Options"). Incentive Stock Options awarded under the Program cannot have an exercise price of less than 100% of the fair market value of TCF Common Stock on the date of the award. Nonqualified Stock Options awarded under the Program cannot have an excise price of less than 85% of the fair market value of TCF Common Stock on the date of the award.

     The Program also provides for the issuance of SAR's. The Committee may, in its discretion, grant a SAR to the holder of any stock option granted under the Program. These SAR's may be granted with respect to a stock option at the time of grant or anytime thereafter, and in the event of the exercise of a SAR the number of shares under the Program shall be reduced by the number of shares covered by the stock option or portion thereof exercised. The exercise price for stock options or SAR's is determined by the Committee.


     The Program also provides for the issuance of performance units ("Performance Units") which are monetary units granted to participants which may be earned in whole or in part if the Company achieves certain corporate goals established by the Committee over a designated period of time, but not in any event more than five years. In the event the minimum corporate goal established by the Committee is not achieved at the conclusion of a period, no amount shall be paid or vested in the participant. In the event the maximum corporate goal is achieved, 100% of the monetary value of the Performance Units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement. Payment of an award earned may be in cash or in common shares or a combination of both, and may be made when earned, or vested and deferred, as the Committee in its sole discretion determines.


     The Program also provides for the issuance of restricted stock ("Restricted Stock") upon such terms and conditions as the Committee specifies. There is no limit on the number of shares of Restricted Stock that may be awarded under the Program (except for the overall limit on the number of shares which may be awarded under the Program). The Committee specifies a restricted period and vesting schedule, according to which ownership of the Restricted Stock is determined, and which may include such matters as the deferral of dividends or other limitations on ownership. Unless otherwise agreed upon by the Committee and the recipient, holders of Restricted Stock have the right to vote the restricted shares prior to the vesting date of the restricted stock. The Committee may also make Restricted Stock awards in the form of deferred awards, and these shares may be issued in the name of a trustee at or prior to the time at which restrictions on the shares issued would lapse.

     The Committee generally has the right to accelerate the time at which any or all of the restrictions on Restricted Stock will lapse or to remove any or all of the restrictions whenever it may determine that such action is appropriate. In general, if the recipient of Restricted Stock shall cease to be continuously employed by TCF Financial or an affiliate during the restricted period, the recipient's rights to Restricted Stock not yet vested will be forfeited. Exceptions may be made for retirement, disability or death according to the terms of the award agreement or exceptions the Committee approves in each case.

     The Committee has the right to grant to recipients the right to receive a cash payment in connection with the exercise of a Nonqualified Stock Option or the granting or vesting of Restricted Stock, to withhold stock for payment of taxes or to provide other assistance or means for payment of taxes.

     Shares issued pursuant to the Program may be either authorized and unissued shares or issued shares acquired by TCF Financial and held as treasury shares. Where stock options, SAR's or Restricted Stock are forfeited or terminated, the shares as to which such forfeiture or termination has occurred will be available for the granting of new awards under the Program.

     The overall limit on shares which may be awarded (5% of TCF Common Stock and the number of shares subject to stock options and SAR's, or which are granted as Restricted Stock or as Performance Units, will be appropriately adjusted by the Committee in the event of changes in the outstanding stock of TCF Financial by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any changes in the corporate structure of TCF Financial or shares of TCF Common Stock.

     The Program does not allow "reload" options or repricing of options. The Program will continue in effect for a term of ten years after its approval by stockholders in 1995, until April 19, 2005, unless earlier terminated by the Board. The Board generally may amend, suspend or terminate the Program or any portion thereof at any time. Except for adjustments made due to changes in outstanding common stock as described above, the Program provides that no amendment may be made without the consent of stockholders where such amendment would (i) increase the aggregate number of shares with respect to which awards may be granted under the Program, or (ii) change any class of persons eligible to participate in the Program. No amendment, suspension or termination of the Program by the Board may have the effect of impairing any awards previously granted to a participant, unless the participant consents to such impairment.

CHANGE-IN-CONTROL PROVISIONS

     The Program provides that, upon the occurrence of certain events that would constitute a "change in control," all outstanding awards will either become fully exercisable or fully vested. Under the Program, a "change in control" occurs when any "person" as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of TCF Financial representing 30% or more of the combined voting power of TCF Financial's then outstanding securities. A change in control is also defined as any two consecutive year periods in which there ceases to be a majority of the Board whose nomination for election by TCF Financial's shareholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved. Lastly, a change in control would occur if the shareholders approve a merger or consolidation of TCF Financial with any other corporation, other than a merger or consolidation which would result in the voting securities of TCF Financial outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of TCF Financial or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of TCF Financial approve a plan of complete liquidation of TCF Financial of all or substantially all of TCF Financial's assets; provided, however, that no change in control will be deemed to have occurred if such merger, consolidation, sale or disposition of assets, or liquidation is not subsequently consummated.

     In the event of a change in control of TCF Financial, the foregoing provisions of the Program could result in the vesting of Restricted Stock or stock options or SAR's or vesting of other awards under the Program at a time when they would not otherwise vest or be exercisable. Such vesting or exercisability, together with other anti-takeover provisions included in TCF Financial's Certificate and the accumulation of shares of TCF Common Stock in the 401-(k) Plan and the Executive and Senior Officer Deferred Compensation Plans may have the effect of discouraging a merger, tender offer, or acquisition of stock that would constitute a "change in control". However, the change in control provision is not intended to increase the amounts payable to participants in the Program but is designed to ensure that a participant will not, as the result of a change in control, be denied benefits under the Program to which the participant would otherwise have been entitled to receive. If a change in control were to occur at March 1, 1995, this provision of the Program would not result in the exercisability of stock options for any shares that otherwise would not be exercisable currently, and would not vest any shares of Restricted Stock, because no awards have yet been made under the Program.


     The Program provides that there will not be any special change-in control vesting for two years after the Program's approval by stockholders unless it is approved in advance by the Committee.

EXISTING LIMITATIONS ON ACQUISITION OF CONTROL OF TCF FINANCIAL

     In addition to approvals from regulatory agencies, there are certain existing provisions of the Certificate of TCF Financial which may make it more difficult to acquire control of TCF Financial. The principal provisions are summarized below.

     TCF Financial's Certificate includes a "Minimum Price" provision which generally requires a business combination with a significant stockholder to meet certain procedural and price conditions, unless it is approved by the Continuing Directors (as defined) or by an 80% vote of the stockholders of TCF Financial who are unaffiliated with the significant stockholder. This could have the effect of discouraging or defeating any two-step takeover attempt not deemed appropriate by the Board.

     TCF Financial's Certificate authorizes the issuance of up to 70,000,000 shares of common stock and 30,000,000 shares of preferred stock without further stockholder approval, and authorizes issuance of the preferred shares with less than one vote, one vote, or more than one vote per share. These provisions could be used by the Board to deter a takeover attempt which the Board does not approve by authorizing the issuance of preferred stock with rights and preferences which could impede the completion of such a transaction, or through negotiated sale of such shares to parties friendly to TCF Financial.

     TCF Financial's Certificate requires approval of 80% of the shares eligible to vote at a meeting in order to amend provisions of the Certificate or to amend the Bylaws related to takeover matters.

     TCF Financial has a classified Board, with each class of directors holding office for staggered three-year terms. Cumulative voting is not authorized in the election of directors. These provisions, singly or in combination, could preclude a potential acquirer from changing the membership of the Board over less than a three-year term, or electing one or more directors of its choosing without the cooperation of other significant stockholders.


     TCF Financial's Bylaws set forth procedures concerning a stockholder proposal or a stockholder director nomination for consideration at any annual meeting. See "Stockholder Proposals" and "Information on Directors and Nominees - Nomination of TCF Directors," respectively, for a discussion of these Bylaws. The advance notice requirement for stockholder proposals, by regulating the introduction of new business at an annual meeting of stockholders, affords the Board the opportunity to consider stockholder proposals and, to the extent deemed necessary or desirable by the Board, respond accordingly. Although the Bylaw does not give the Board any power to approve or disapprove of stockholder proposals, it may have the effect of precluding such proposals if the procedures established by it are not followed and may discourage or deter a third party from conducting a solicitation of proxies in furtherance of such proposals. The advance notice requirement for stockholder director nominations, by regulating such nominations at an annual meeting of stockholders, affords the Board the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, inform stockholders about such qualifications. Although the Bylaws do not give the Board any power to approve or disapprove of stockholder nominations for election of directors, it may have the effect of precluding contests for the election of directors if the procedures established by it are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors.

     TCF Financial's Certificate also provides that special meetings of stockholders may only be called by a majority of the Continuing Directors. This provision is designed to safeguard provisions of the Certificate and the Bylaws relating to control of TCF Financial by making it more difficult for a stock accumulator to call a special meeting for such purposes as amending the Bylaws or electing new directors. As a result, stockholders may be forced to wait until the next annual meeting to propose matters for stockholder consideration.

     In addition to the measures in TCF Financial's Certificate and Bylaws, as described earlier, the Program contains certain provisions which provide or accelerate benefits to participants in the event of a change in control. These provisions would allow certain management employees of TCF Financial to obtain additional shares of stock, making it more difficult for a potential acquirer to obtain the 80% stockholder approval required for certain business combinations and for amending certain provisions of the Certificate and Bylaws. See "Change-in-Control Provisions" earlier in the discussion of this proposal.
Also, there is a potential anti-takeover impact from accumulation or potential accumulation of TCF Common Stock in the Executive and Senior Officer Deferred Compensation Plans and the 401-K Plan. See "Securities Ownership Table." These plans could have the effect of placing a significant number of shares of TCF Common Stock under the control or influence of employees or directors of TCF Financial or its affiliates. The 401-K Plan owns approximately 8.69% of the stock of TCF Financial as of December 31, 1994. Any concentration of voting power in these plans might be viewed as making it more difficult for an acquirer to effect a change in control.


     The DGCL prohibits a stockholder owning 15% or more of the voting shares of a corporation under Delaware law from engaging in any of a number of transactions with the corporation for three years after the 15% stock ownership is attained, unless the transaction is approved in advance by the board of directors of the corporation or comes within one of the exceptions in the statute. This section of DGCL applies to TCF Financial.


     On May 23, 1989, the Board adopted a Shareholder Rights Plan under which a dividend of one preferred share purchase right for each share of common stock was declared, payable on June 9, 1989, to holders of record on that date. Such rights also attach to shares issued subsequent to June 9, 1989. The rights will become exercisable only if a person or group acquires or announces an offer to acquire 15% or more of TCF's Common Stock. This triggering percentage may be reduced to no less than 10% by the Board under certain circumstances. When exercisable, each right will entitle the holder to buy one one-hundredth of a share of a new series of junior participating preferred stock at a price of $60 per share. In addition, upon the occurrence of certain events, holders of the rights will be entitled to purchase either TCF's Common Stock or shares in an "acquiring entity" at half of the market value. The Board is generally entitled to redeem the rights at 1 cent per right at any time before they become exercisable. The rights will expire on June 9, 1999, if not previously redeemed or exercised.

     As a result of the foregoing measures, TCF Common Stock may not attract institutional investors or certain other members of the investment community and this could result in a depressed market price and liquidity for TCF Common Stock and/or discourage non-negotiated takeover offers that might have been deemed by stockholders to be in their interests and might have involved offers to purchase TCF Common Stock at a premium over the market price prevailing at the time.

INCOME TAX CONSEQUENCES

     TCF Financial has been advised by counsel that under the Code, as presently in effect, the following federal tax consequences generally will result under the Program:

     1. The recipient of a stock option or SAR will not be deemed to receive any income for Federal tax purposes at the time an option or SAR is granted, nor will the Company be entitled to a tax deduction at that time.

     2. In the case of Incentive Stock Options, there generally is no tax liability to the recipient at time of exercise (excluding potential alternative minimum tax consequences.) However, the recipient will recognize ordinary income at the time of exercise, in an amount equal to the difference between the option price and market value of the shares on the exercise date, if the options exercised more than three months after the recipient's employment terminates for reasons other than death or disability. The recipient will be taxed on any gain realized on a sale of stock acquired pursuant to an Incentive Stock Option, measured as the difference between the option price on the date of grant and the sale price. If the sale occurs at least two years after the option was granted and at least one year after the option was exercised, the gain will be taxed as long-term capital gain. If the sale occurs within two years after the option was granted or within one year after the option was exercised, the difference between the market value of the shares when the option was exercised and the option price (or, if less, the entire amount of the gain) will be taxed as ordinary income. If the sale price is less than the option price, the difference will be treated as a capital loss. If a recipient exercises an Incentive Stock Option with shares acquired under a previous Incentive Stock Option, the transaction will be taxed the same as a sale of the previously acquired shares unless the recipient has held the shares for at least two years after the previous option was granted, and for at least one year after the previous option was exercised.

     3. In the case of an exercise of a Nonqualified Stock Option, recipients will be deemed to have received ordinary income in an amount equal to the difference between the option price and market price of the shares on the exercise date. Upon a sale of stock acquired pursuant to a Nonqualified Stock Option, any difference between the sale price and the market value of the stock on the date the option was exercised will be treated as a capital gain or capital loss.


     4. In the case of an exercise of a SAR or the payment of a Performance Award, the recipient will be deemed to have received ordinary income on the exercise or payment date in an amount equal to any cash and/or the market value of unrestricted shares received.


     5. A recipient of Restricted Stock normally will not recognize taxable income at the time the stock is issued, unless rights to part or all of the stock are immediately vested. Thereafter, the recipient will recognize ordinary income equal to the market value of the Restricted Stock (in excess of any amount paid by the recipient) at the time the restrictions lapse. However, the recipient may elect to recognize ordinary income in an amount equal to the market value of the Restricted Stock (in excess of any amount paid by the recipient) at the time the stock is issued. Any subsequent change in the value of the Restricted Stock would then be treated as a capital gain or loss if and when the stock is sold. The Company will be allowed a deduction when and as the value of the Restricted Stock is treated as ordinary income to the recipient.


     6. Upon the exercise of a Nonqualified Stock Option or SAR or the payment of a Performance Award, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient. No income tax deduction will be allowed the Company as a result of the exercise of an Incentive Stock Option. However, if shares acquired pursuant to the exercise of an Incentive Stock Option are disposed of before the later of one year from the date of exercise and two years from the date of grant, the Company will be allowed an income tax deduction equal to the ordinary income recognized by the recipient as a result of the premature sale.


     Under current Generally Accepted Accounting Principles, there would be no charge to the operations of the Company in connection with the grant or exercise of a stock option that is granted at market value. In the case of below-market options and SAR's, compensation expense would be recorded ratably over the vesting period, in an amount equal to the difference between the option price and the market value on the date of grant. Compensation expense for Restricted Stock is recorded over the vesting periods.

     The income tax consequences set forth above are a summary only, and are based upon federal tax laws currently in effect. The tax consequences may be different in particular circumstances.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE TCF FINANCIAL 1995 INCENTIVE STOCK PROGRAM AS SET FORTH IN PROPOSAL 4.

                                 PROPOSAL 5
                           APPROVE DIRECTORS DEFERRED
                      COMPENSATION PLAN AND TRUST AGREEMENT

     On September 12, 1994 the Director Fee Deferral Plan previously in effect for directors of TCF Financial was amended by the Board and renamed the TCF Directors Deferred Compensation Plan (hereinafter "the Plan"). A complete copy of the Plan (and the related Trust Agreement) is on file with the SEC and is available on request by any stockholder directed to TCF's Corporate Secretary at 801 Marquette Avenue South, Minneapolis, Minnesota 55402-2807. The Plan is effective for fees earned on and after January 1, 1995, subject to shareholder approval. Full power to construe, interpret and administer the Plan is vested with the Administrative Committee (hereinafter "the Committee"), which consists of employee directors of TCF Financial. The Board of Directors also approved a trust agreement for deferred amounts, the TCF Directors Deferred Compensation Trust Agreement.

     Approval of the Plan and Trust by stockholders is being sought in order to assure that the Plan qualifies for exemption from short-swing profit liability pursuant to Rule 16b-3 of the SEC. If stockholders do not approve the Plan, the Board will reconsider whether to implement the Plan or may seek a ruling that the Rule 16b-3 exemption is not required.


     The Plan allows amendments to be made by the Board from time to time, provided that no such amendment may (without a director's consent) alter rights to payments of amounts already credited to accounts or delay the time at which deferred amounts were scheduled to be paid under the Plan. TCF intends to maintain the Plan and Trust in a manner that will allow ongoing availability of the exemption under SEC Rule 16b-3 (unless a ruling is received indicating that such exemption is not necessary) and therefore currently intends to submit to stockholders for approval any amendments which would materially increase the benefits available under the Plan or the number of securities which may be issued under the Plan, or materially modify the requirements for participation in the Plan.


     The Plan allows non-employee directors of TCF Financial and directors of certain TCF subsidiaries (currently a total of approximately 45 persons) to elect by written notice to defer payment of all or a portion of their director's fees for the next succeeding calendar year, and for all or a portion of any grant of shares of TCF Common Stock to the director made on or after the election. Participation in the Plan is voluntary and directors may change their elections annually. The Plan allows optional deferral of existing fees and awards, with investment of such deferrals in TCF Common Stock. Elections with respect to deferred amounts are to be made in writing by the director prior to the latest to occur of the following: (i) the beginning of the calendar year for which the fees are to be earned (ii) the director's first day of board service in the year; or (iii) the first day of the calendar month next following the date the director first becomes eligible to participate in the Plan; provided that directors who file Form 4 reports with the SEC cannot make elections later than six months prior to the date on which any fees deferred by the director are invested in TCF Common Stock.


     Each company is to establish on its books a separate account for each of its directors who participates in the Plan. All deferred amounts are invested in TCF Common Stock and the value of a director's account is measured by the value of and income from TCF Common Stock. At the time a director makes his or her first election, the director may also choose to have deferred amounts contributed to a trust commonly known as a "rabbi" trust, established to aid in the accumulation of assets for payment of deferred amounts. Separate accounts are to be set up for each director who elects to make deferrals, and each company may, in its discretion, contribute to the trust an amount equal to the deferred amount, if it is done within five business days after the deferred amount would otherwise be paid to the director.


     Each participating TCF company will pay all administrative expenses of the Plan for its participating directors as well as the applicable portion of trustee's fees and expenses, currently estimated at $1000 per year. (If the company does not pay, the trust is liable for the expenses.) All income received by the trust, net of expenses and taxes (if any) will be reinvested in TCF Common Stock.


     Not later than the next regularly scheduled meeting of the Committee following a director's termination of service, the Committee must direct the trustee to commence distribution of the amounts credited to such director's account and direct the trustee as to the form of payment (whether in cash or in TCF Common Stock). Amounts held in the account are paid in a lump sum or in annual installments, consistent with the method of payment selected by the director at the time the deferral election was initially made. In the event of an "unforeseen emergency", such as a severe financial hardship to the director resulting from a sudden and unexpected illness or accident of the director, beneficiary or dependent, (as defined by Section 152(a) of the Code), the Committee may determine the amount to be paid from the deferred amount.

     In the event of death, a director's payment shall be made to the persons named in the last written instrument signed by the director and received by the Committee prior to the director's death, and in the event the director fails to name any person, the amounts shall be paid to the director's estate or the appropriate distributee thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE DIRECTORS DEFERRED COMPENSATION PLAN AND TRUST AGREEMENT.

                                NEW PLAN BENEFITS

     The following table shows plan benefits that would accrue to or be allocated to each of the five named executives, all executives as a group, all non-employee directors as a group and all employees as a group under the two plans proposed for approval at the Annual Meeting.


                                                 TCF Financial 1995              TCF Directors Deferred
        Name and Position                      Incentive Stock Program           Compensation Plan
        -----------------                      -----------------------           ----------------------
        -----------------
        William A. Cooper,                              $ 0(a)                             N/A
        Director, Chairman of the Board
        and Chief Executive Officer

        Thomas A. Cusick,                                 0(a)                             N/A
        Director and Vice Chairman; Director,
        Vice Chairman and Chief Executive
        Officer of TCF Bank Minnesota

        Joseph P. Clifford,                               0(a)                             N/A
        Director and Vice Chairman

        Robert E. Evans,                                  0(a)                             N/A
        Director and Vice Chairman

        James E. Tuite,                                   0(a)                             N/A
        Executive Vice President; President and
        Chief Operating Officer of TCF Bank
        Minnesota

        Executive Group (including the five               N/A                              N/A
        named executives above)

        Non-Executive Director Group                      N/A                          $156,125(b)

        All Employees as a Group                          N/A                              N/A
      ------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------

(a)   No awards have yet been made under the proposed TCF Financial 1995 Incentive Stock Program.

(b)   Amounts shown are estimated allocations for 1995 under the TCF Directors Deferred Compensation Plan, representing the aggregate of the fees stock awards directors have elected to defer in 1995.

                              STOCKHOLDER PROPOSALS

     Any stockholder wishing to have a proposal considered for inclusion in TCF Financial's 1996 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of TCF Financial no later than November 22, 1995. The Board will review any stockholder proposals which it receives by this date and will determine whether any such proposal should be included in its 1996 proxy solicitation materials. Matters and proposals so presented may be excluded from the 1996 proxy solicitation materials if they fail to meet certain criteria. Stockholders are urged to submit any such proposal by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require TCF Financial to include in its proxy statement and proxy relating to the 1996 annual meeting of stockholders any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.


     Any stockholder proposals for the annual meeting which are not presented to TCF Financial for inclusion in its proxy solicitation materials, as described above, must comply with TCF Financial's Bylaws. They require that a stockholder provide notice of any proposal to be submitted at any annual meeting to be delivered to the Secretary of TCF Financial not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs not less than 70 days prior to the date of the meeting, in which event stockholders must deliver such notice not later than the tenth day following the earlier of the day on which notice of the annual meeting was mailed or public disclosure of the meeting date was made. Public disclosure of the date of the Annual Meeting for 1995 was made on February 8, 1995 by distribution of a news release. Notice was also published in the legal notice section of newspapers in Minnesota on February 20, 1995, and on February 24, 1995 in Illinois, Michigan and Wisconsin. TCF Financial did not receive any notice of any proposal within the requisite period. The Bylaws also provide procedures for stockholders to nominate directors for election at an annual meeting of stockholders. These procedures were discussed earlier in this Proxy Statement. See "Election of TCF Directors - Information on Directors and Nominees."

     The discussion of the Bylaws in this Proxy Statement concerning a stockholder proposal or a stockholder director nomination for consideration at an annual meeting of stockholders is intended to summarize the relevant Bylaws. These summaries are qualified in their entirety by reference to those Bylaws.

                                  ANNUAL REPORT

TCF FINANCIAL WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER SOLICITED HEREBY A COPY OF ITS 1994 ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UPON THE WRITTEN REQUEST OF SUCH STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO THE OFFICE OF CORPORATE SECRETARY, TCF FINANCIAL.

                                  APPENDICES


              A.   TCF Financial 1995 Incentive Stock Program


              B.   TCF Directors Deferred Compensation Plan

                                    APPENDIX A

                    TCF FINANCIAL 1995 INCENTIVE STOCK PROGRAM

     1.   PURPOSE.

          The purpose of the TCF Financial 1995 Incentive Stock Program (the "Program") is to attract and retain outstanding individuals as officers and other employees of TCF Financial Corporation (the "Company") and its subsidiaries, and to furnish incentives to such persons by providing such persons opportunities to acquire common shares of the Company, or monetary payments based on the value of such shares or the financial performance of the Company, or both, on advantageous terms as herein provided (the "Benefits").

     2.   ADMINISTRATION.

          The Program will be administered by a committee (the "Committee") of at least two persons which shall be either the Compensation Committee of the Board of Directors of the Company or such other committee comprised entirely of "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission as the Board of Directors may from time to time designate. In addition, if necessary for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), membership on the Committee shall be limited to individuals who qualify as "independent" under that Section. The Committee shall interpret the Program, prescribe, amend and rescind rules and regulations relating thereto, and make all other determinations necessary or advisable for the administration of the Program. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice of meeting of the Committee by a writing signed by a majority of the Committee members.

     3.   PARTICIPANTS.

          Participants in the Program will consist of such officers and other employees of the Company and its subsidiaries as the Committee in its sole discretion may designate from time to time to receive Benefits hereunder. The Committee's designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; and (iv) other compensation provided to participants.

     4.   TYPES OF BENEFITS.

          Benefits under the Program may be granted in any one or a combination of (a) Incentive Stock Options; (b) Non-qualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock Awards; and (e) Performance Units, all as described below and pursuant to the Plans set forth in paragraphs 6-10 hereof. Notwithstanding the foregoing, the Committee may not award more than 100,000 shares in the aggregate in the form of Incentive Stock Options, Non-qualified Stock Options and Stock Appreciation rights combined in any one calendar year to any individual participant. Any Benefits awarded under the Program shall be evidenced by a written agreement containing such terms and conditions as the Committee may determine, including but not limited to vesting of Benefits.

     5.   SHARES RESERVED UNDER THE PROGRAM.

          There is hereby reserved for issuance under the Program, subject to the adjustments under paragraph 17, an aggregate of five percent of the Common Shares issued and outstanding (but excluding treasury shares) as of the date of shareholder approval of this Program. If there is a lapse, expiration, termination or cancellation of any Benefit granted hereunder without the issuance of Common Shares or payment of cash thereunder, the shares subject to or reserved for such Benefit may again be used for new options, rights or awards of any sort authorized under this Program; provided, however, that in no event may the number of Common Shares issued under this Program exceed the total number of shares reserved for issuance hereunder.

     6.   INCENTIVE STOCK OPTION PLAN.

          Incentive Stock Options will consist of options to purchase Common Shares at purchase prices not less than one hundred percent (100%) of the Fair Market Value (as defined in paragraph 16 below) of such Common Shares on the date of grant. Incentive Stock Options will be exercisable over not more than ten (10) years after the date of grant. In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee's last day of work for the Company and its subsidiaries. If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor-in-interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death. In the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or twelve (12) months after the date of such retirement, disability or death. If the optionee should die within twelve (12) months after termination of employment due to retirement or disability, the right of his or her successor-in-interest to exercise an Incentive Stock Option shall terminate upon the later of twelve (12) months after the date of such retirement or disability or three (3) months after the date of such death, but not later than the end of the original term of the option. The aggregate fair market value (determined as of the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000. An Incentive Stock Option granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

     7.   NON-QUALIFIED STOCK OPTION PLAN.

          Non-qualified Stock Options will consist of options to purchase Common Shares at purchase prices not less than eighty-five percent (85%) of the Fair Market Value of such Common Shares on the date of grant. Non-qualified Stock Options will be exercisable over not more than ten (10) years after the date of grant. In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee's last day of work for the Company and its subsidiaries. If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor-in-interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death. In the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor-in-interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or twelve (12) months after the date of such retirement, disability or death. If the optionee should die within twelve (12) months after termination of employment due to retirement or disability, the right of his or her successor-in-interest to exercise a Non-qualified Stock Option shall terminate upon the later of twelve (12) months after the date of such retirement or disability or three (3) months after the date of such death, but not later than the end of the original term of the option. A Non-qualified Stock Option granted to a participant who is subject to Section 16 of the Securities Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

     8.   STOCK APPRECIATION RIGHTS PLAN.

          The Committee may, in its discretion, grant a Stock Appreciation Right to the holder of any Stock Option granted hereunder or under the Prior Stock Option Programs. Such Stock Appreciation Rights shall be subject to such terms and conditions consistent with the Program as the Committee shall impose from time to time, including the following:

          (a) A Stock Appreciation Right may be granted with respect to a Stock Option at the time of its grant or at any time thereafter.

          (b) Subject to paragraph 8(d) below, Stock Appreciation Rights will permit the holder to surrender any related Stock Option or portion thereof which is then exercisable and to elect to receive in exchange therefor cash in an amount equal to:

               (i) The excess of the Fair Market Value on the date of such election of one Common Share over the option price multiplied by

               (ii) The number of shares covered by such option or portion thereof which is so surrendered.

          (c) A Stock Appreciation Right granted to a participant who is subject to Section 16 of the Securities Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

          (d) The Committee shall have the discretion to satisfy a participant's right to receive the amount of cash determined under subparagraph (b) hereof, in whole or in part, by the delivery of Common Shares valued as of the date of the participant's election.

          (e) In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the Stock Option or portion thereof surrendered.

     9.   RESTRICTED STOCK AWARDS PLAN.

          Restricted Stock Awards will consist of Common Shares transferred to participants without other payment therefor as additional compensation for their services to the Company or one of its subsidiaries. Restricted Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods. Subject to such other restrictions as are imposed by the Committee, the Common Shares covered by a Restricted Stock Award granted to a participant who is subject to Section 16 of the Securities Exchange Act may be sold or otherwise disposed of only after six (6) months from the grant date of the award (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

     10.  PERFORMANCE UNITS PLAN.

          Performance Units shall consist of monetary units granted to participants which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time, but not in any event more than five (5) years. The goals established by the Committee may include earnings per share, return on shareholder equity, return on average total capital employed, and/or such other goals as may be established by the Committee in its discretion. In the event the minimum corporate goal established by the Committee is not achieved at the conclusion of a period, no amount shall be paid to or vested in the participant. In the event the maximum corporate goal is achieved, one hundred percent (100%) of the monetary value of the Performance Units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement. Payment of an award earned may be in cash or in Common Shares (valued as of the date on which certificates for such Common Shares are issued to the participant) or in a combination of both, and may be made when earned, or vested and deferred, as the Committee in its sole discretion determines. Deferred awards shall earn interest on the terms and at a rate determined by the Committee. The number of shares reserved for issuance hereunder shall be reduced by the largest whole number obtained by dividing the monetary value of the units at the commencement of the performance period by the Fair Market Value of a Common Share at such time, provided that such number of shares may again become available for issuance under this Program as is provided in paragraph 5 hereof.

     11.  NONTRANSFERABILITY.

          Each Stock Option and Stock Appreciation Right granted under this Program shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. A participant's interest in a Performance Unit shall not be transferable until payment or delivery of the award is made.

     12.  OTHER PROVISIONS.

          The award of any Benefit under the Program may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate including, without limitation, provisions for the purchase of Common Shares under Stock Options under the Program in installments, provisions for the payment of the purchase price of shares under Stock Options under the Program by delivery of other Common Shares of the Company which have been owned for at least six months having a then market value equal to the purchase price of such shares, restrictions on resale or other disposition, such provisions as may be appropriate to apply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment in addition to those specifically provided for under the Program.

          The Committee may, in its discretion, permit payment of the purchase price of shares under Stock Options under the Program by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          The Committee may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local taxes, including FICA withholding tax, arising in connection with the following transactions: (a) the exercise of a Non-qualified Stock Option; (b) the lapse of restrictions on Common Shares received as a Restricted Stock Award; or (c) the receipt or exercise of any other Benefit; by paying cash for such amount or by electing (i) to have the Company withhold Common Shares, (ii) to tender back Common Shares received in connection with such Benefit or (iii) to deliver other previously acquired Common Shares of the Company, and, in each case, having a Fair Market Value approximately equal to the amount to be withheld.

     13. TERM OF PROGRAM AND AMENDMENT, MODIFICATION, CANCELLATION OR ACCELERATION OF BENEFITS.

          No Benefit shall be granted more than ten (10) years after April 19, 1995, the date of the approval of this Program by the shareholders; provided, however, that the terms and conditions applicable to any Benefits granted prior to such date may at any time be amended, modified or cancelled by mutual agreement between the Committee and the participant or such other persons as may then have an interest therein, so long as any amendment or modification does not increase the number of Common Shares issuable under this Program; and provided further, that the Committee may, at any time and in its sole discretion, declare any or all Stock Options and Stock Appreciation Rights then outstanding under this Program or the Prior Stock Option Programs to be exercisable, any or all then outstanding Restricted Stock Awards to be vested, and any or all then outstanding Performance Units to have been earned, whether or not such options, rights, awards or units are then otherwise exercisable, vested or earned.

     14.  AMENDMENT TO PRIOR STOCK OPTION PROGRAMS.

          No options or other awards shall be granted under the Prior Stock Option Programs on or after the date of shareholder approval of this Program.

     15.  TAXES.

          The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under this Program after giving the person entitled to receive such amount or shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

     16.  DEFINITIONS.

          FAIR MARKET VALUE. The term "Fair Market Value" of the Company's Common Shares at any time shall be the average of the high and low sales prices for the Company's Common Shares for the date, as reported on the New York Stock Exchange.


          SUBSIDIARY. The term "subsidiary" for all purposes other than the Incentive Stock Option Plan described in paragraph 6, shall mean any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company. For Incentive Stock Option Plan purposes the term "subsidiary" shall be defined as provided in Section 424(f) of the Code.

          CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred if:
          (a) any "person" as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities. For purposes of this clause (a), the term "beneficial owner" does not include any employee benefit plan maintained by the Company that invests in the Company's voting securities; or

          (b) during any period of two (2) consecutive years (not including any period prior to the date on which the Program was approved by the Company's Board of Directors) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board or new directors whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

          (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; provided, however, that no change in control will be deemed to have occurred if such merger, consolidation, sale or disposition of assets, or liquidation is not subsequently consummated.

          STOCK OPTIONS. The term "Stock Options" shall mean Incentive Stock Options and Non-qualified Stock Options under the Program and, if the context includes the Prior Stock Option Programs, options granted under the Prior Stock Option Programs.

          DISABILITY. The term "disability" for all purposes of this Program shall be determined by the Committee in such manner as the Committee deems equitable or required by the applicable laws or regulations.

          RETIREMENT. The term "retirement" for all purposes of the Program shall be determined by the Committee in such manner as the Committee may deem equitable or required by law.

     17.  ADJUSTMENT PROVISIONS.

          If the Company shall at any time change the number of issued Common Shares without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Program, the maximum limit on awards to any person in any year in paragraph 4 hereof, and the number of shares covered by each outstanding Benefit shall be adjusted so that the limitations, the aggregate consideration payable to the Company, and the value of each such Benefit shall not be changed. The Committee shall also have the right to provide for the continuation of Benefits or for other equitable adjustments after changes in the Common Shares resulting from reorganization, sale, merger, consolidation or similar occurrence.

          Notwithstanding any other provision of this Program, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

          Subject to the six month holding requirements of paragraphs 6, 7, 8(c) and 9 but notwithstanding any other provision of this Program or the Prior Stock Option Programs, upon the occurrence of a Change in Control:

          (a) All Stock Options then outstanding under this Program shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

          (b) All Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

          (c) All terms and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied and all such Awards shall vest as of the date of the Change in Control; and

          (d) All Performance Units then outstanding shall be deemed to have been fully earned as determined by the Committee and to be immediately payable, in cash, as of the date of the Change in Control and shall be paid within thirty (30) days thereafter.

     Provided, however, that no change in vesting or exerciseability shall occur as a result of the foregoing provisions on or before April 19, 1997 without the express advance approval of the Committee.

     18.  AMENDMENT AND TERMINATION OF PROGRAM.

          The Committee may amend this Program from time to time or terminate this Program at any time, but no such action shall reduce the then existing amount of any participant's Benefit or adversely change the terms and conditions thereof without the participant's consent. No amendment of this Program shall result in any Committee member losing his or her status as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission with respect to any employee benefit plan of the Company or result in the program losing its status as a protected plan under said Rule 16b-3.

     19.  SHAREHOLDER APPROVAL.

          This Program was adopted by the Board of Directors of the Company on January 24, 1995. This Program and any Benefit granted thereunder shall be null and void if shareholder approval is not obtained within twelve (12) months of the adoption of the Program by the Board of Directors.

                                                                        12-14-94
                      TCF DIRECTORS DEFERRED COMPENSATION PLAN

     This is an amendment and restatement of the Director Fee Deferral Plan (the "Prior Plan") previously in effect for directors of TCF Financial Corporation ("TCF Financial") and TCF Bank Minnesota fsb ("TCF Minnesota"). From and after January 1, 1995, the effective date of this amendment and restatement, the Prior Plan shall be renamed to be the TCF Directors Deferred Compensation Plan (the "Plan"). Except as may be specifically stated otherwise herein, all provisions of this restatement are effective for fees earned on and after January 1, 1995.

     1.   DEFERRAL OF  STOCK OR FEES.

          a. From time to time eligible directors ("Directors") of TCF Financial, TCF Minnesota, TCF Bank Illinois fsb ("TCF Illinois"), TCF Bank Michigan fsb ("TCF Michigan") or TCF Bank Wisconsin fsb ("TCF Wisconsin") (each such corporation being referred to hereinafter as the "Company") may, by written notice, elect to have payment of all or a portion of their director's fees for the next succeeding calendar year, and/or all or a portion of any grant of shares of common stock of TCF Financial ("TCF Stock") to the Director made on or after such election deferred as hereinafter provided. Each such deferral of fees or TCF Stock shall be (and is hereinafter referred to as) a "Deferred Amount." Notwithstanding the foregoing, however, a Director may not elect to defer any portion of fees or TCF Stock unless such Director's deferrals with respect to such year are in round percentage increments of 10%.

          b. Any elections with respect to Deferred Amounts of fees or TCF Stock shall be exercised in writing by the Director prior to the latest to occur of the following: (i) the beginning of the calendar year for which the fees are to be earned; (ii) such Director's first day of board service in that year;
(iii) the thirty-first day following the date the Director first becomes eligible to participate in the Plan; PROVIDED THAT, an election made after the first day of a calendar year shall only apply to fees earned after the date of the election. Notwithstanding the foregoing, in the case of directors who file reports of their TCF Stock ownership on Form 4 with the Securities and Exchange Commission, the election shall be no later than the date specified in the preceding sentence or, if earlier, six months prior to the date on which any fees deferred by the Director are invested in TCF Stock and that in the case of deferral of grants of TCF Stock, the election shall be made no later than the date specified in the preceding sentence or, if earlier, the effective date of
the grant of TCF Stock.   An election of Deferred Amounts, once made, is
irrevocable, except as provided in paragraph 6 hereof. An election of Deferred Amounts, once made, shall continue to be effective for succeeding calendar years until revoked by the Director by written request to the Secretary of TCF Financial prior to the beginning of a calendar year for which fees would otherwise be deferred.

          c. Deferred Amounts shall be subject to the rules set forth in this document, and each Director shall have the right to receive cash payments on account of previously Deferred Amounts only in the amounts and under the circumstances hereinafter set forth.

          d. Directors eligible to participate in this Plan are non-employee Directors of TCF Financial, TCF Minnesota, TCF Illinois, TCF Michigan, TCF Wisconsin or any other insured institution subsidiary of TCF Financial from time to time. Eligibility shall be determined annually as of the latest practicable date prior to the commencement of each new calendar year. In the event a

Director ceases to be eligible for this Plan during the course of a calendar year, the Director's eligibility shall nevertheless continue through the end of that calendar year with respect to fees earned prior to cessation of service.

     2. ADMINISTRATIVE COMMITTEE. Full power and authority to construe, interpret, and administer this document, shall be vested in the Administrative Committee (the "Committee") of the Board of Directors of TCF Financial, which shall consist of the employee directors of TCF Financial, subject to the requirement that no member of the Committee shall at any time be a person eligible for participation in this Plan, and shall not have been eligible for participation in this Plan at any time during the one-year period prior to becoming a member of the Committee. The Committee shall have full power and authority to make each determination provided for in this document, and in this connection, to promulgate such rules and regulations as the Committee considers necessary or appropriate for the implementation and management of this Plan.
All determinations made by the Committee shall be conclusive upon the Companies, each Director and former Director and their designees, heirs and assigns.

     3. DEFERRED COMPENSATION ACCOUNTS. Each Company shall establish on its books a separate account ("Account") for each of its Directors who becomes a participant in this Plan, and each such Account shall be maintained as follows:

          a. Each Account shall be credited with the Deferred Amounts elected by the Director for whom such Account is established as of the date on which such Deferred Amount would otherwise have been paid to the Director.

          b. The value of a Director's Account is to be measured by the value of and income from TCF Stock, in which all Deferred Amounts shall be deemed to be invested, however such value is merely a measuring device to determine the payments to be made to each Director hereunder. Each Director, and each other recipient of a Director's Deferred Amounts pursuant to paragraph 7, shall be and remain an unsecured general creditor of the Company on whose board the Director serves with respect to any payments due and owing to such Director hereunder.
If a Company should from time to time, in its discretion, actually purchase the investments deemed to have been made for a Director's Account, either directly or through the trust described in paragraph 4, such investments shall be solely for the Company's or such trust's own account, and the Directors shall have no right, title or interest therein.

          c. At the time a Director makes his or her first election described in paragraph 1.b., the Director may also consent to have Deferred Amounts contributed to the trust described in paragraph 4, and to have the Director's Account adjusted as provided in paragraph 4 from the date as of which it is established. Any such consent, if granted, shall be irrevocable as to the Director, and shall apply to all of the Director's Deferred Amounts. Any consent given pursuant to this paragraph 3.d. shall in no way obligate any Company to make contributions to the trust described in paragraph 4, such contributions being in each Company's discretion as provided in paragraph 4.

     4. TRUST. TCF Financial may establish a trust (of the type commonly known as a "rabbi trust") to aid in the accumulation of assets for payment of Deferred Amounts. In the event that such a trust is established, the amounts credited to the Directors' Accounts shall be adjusted as follows:

          a. Each Company may, in its discretion, contribute to the trust an amount equal to the balance credited to the Account of each Director (other than Directors who have not made the election described in paragraph 3.c.) serving on the board of such Company on the date of such contribution. Thereafter, each Company may, in its discretion, contribute to the trust an amount equal to the Deferred Amounts of the Directors on the board of such Company within five business days after the Deferred Amount would otherwise be paid to the Director. The assets of the trust shall be invested in TCF Stock, subject to the Company's right to substitute assets of equal value as provided in the Trust. The terms of the Trust shall be consistent with the terms of this Plan. The Trustee shall be a corporate trustee independent of the Company and shall conform to the provisions of the "model trust," as described in Rev. Proc. 92-64. Nothing herein shall be construed as requiring the Company to make any contributions to the trust. To the extent such contributions are actually made, the trust assets shall remain subject to the claims of the Company's general creditors in the event of its insolvency.

          b. The Trust shall provide for separate accounts in the name of each Director who has elected a Deferred Amount and shall be deemed to be a separate trust for each Company contributing to the Trust. Except as provided in paragraph 4.d., from and after the date as of which such accounts are established, the balances in the Accounts established for Directors pursuant to this Plan shall be equal to the balances credited to such separate accounts. Each such separate account shall then be adjusted as follows:

              (i) Contributions made by the Companies to the trust on behalf of such Director, and all dividends or other distributions made with respect to property allocated to such separate account, shall be credited to such separate account and invested in TCF Stock.

              (ii) Each Director's separate account shall be increased by the amount of any increase in the fair market value, as determined by the Trustee, of any assets allocated to such separate account, and shall be decreased by any decrease in the fair market value of such assets, as determined by the Trustee.

              (iii) Each Director's separate account shall be reduced by any distributions made to the Director from the Trust which are chargeable to such separate account.

          c. A Director's separate account shall continue during any period of distribution subsequent to the Director's termination of service on the board to be invested in TCF Stock.

          d. The adjustments described in this paragraph 4 shall only be made to a Director's Account to the extent that a Company has made contributions to the trust pursuant to this paragraph 4. If for any reason such contributions have not been made then, and only to that extent, the Director's Account shall be adjusted as provided in paragraph 3.b.

     5. PAYMENT OF DEFERRED AMOUNTS. At the next regularly scheduled meeting of the Committee following a Director's termination of service on the board (as defined herein), the Committee shall direct the Trustee to commence distribution of the amounts credited to such Director's Account. Commencing within the 30 day period following the Committee's direction, the balance credited to the Director's Account shall be paid in one lump sum or in annual installments over the period directed by the Director in an election made upon the Director's commencement of participation in the Plan.

          b. The first payment under paragraph 5.a. shall be paid on a date selected by the Committee which is no later than 30 days after the date on which the Committee's direction as to the form and timing of distributions is made. Succeeding installments (if any) shall be paid on January 31 of each calendar year following the calendar year in which the first payment was made.

          c. Each payment shall be made in cash or in kind as the Committee, in its discretion, shall determine, and each annual installment payment shall have a value equal to the amount credited to Director's Account as of the first day of the calendar month in which the installment is paid multiplied by a fraction, the numerator of which is one and the denominator of which is the number of installments remaining to be paid, including the current installment.

          d. For purposes of this section, a Director's service on the board is considered to terminate as of the date which is the later of (i) Director's last date of service for the Company as a director, or (ii) the Director's last date of service on the board of directors of any Company.

          e. In the event installment payments commence and any installments are unpaid at the time of Director's death, the payments shall be made at the times and in such amounts as if Director were living to the persons specified in paragraph 7.a.

          f. Notwithstanding any other provision of this Section 5 or any payment schedule directed by a Director pursuant to this Section 5 and regardless of whether payments have commenced under this Section 5, in the event that the Internal Revenue Service should finally determine that part or all of the value of a Director's Deferred Amounts or Plan Account which have not actually been distributed to the Director, or that part or all of a related Trust Account which has not actually been distributed to the Director, is nevertheless required to be included in the Director's gross income for federal and/or State income tax purposes, then the Deferred Amounts or the Account or the part thereof that was determined to be includible in gross income shall be distributed to the Director in a lump sum as soon as practicable after such
determination  without any action or approval by the Committee.   A "final
determination" of the Internal Revenue Service for purposes of this paragraph 5.i. is a determination in writing by said Service ordering the payment of additional tax, reporting of additional gross income or otherwise requiring Plan amounts to be included in gross income, which is not appealable or which the Director does not appeal within the time prescribed for appeals.

     6. EMERGENCY PAYMENTS. In the event of an "unforeseeable emergency" as determined hereafter, the Committee may determine the amounts payable under paragraph 5 hereof and pay all or a part of such amounts without regard to the payment dates provided in paragraph 5 to the extent the Committee determines that such action is necessary in light of immediate and heavy needs of the Director (or his beneficiary) occasioned by severe financial hardship. For the purposes of this paragraph 6, an "unforeseeable emergency" is a severe financial hardship to the Director resulting from a sudden and unexpected illness or accident of the Director or beneficiary, or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Director or beneficiary, loss of the Director's or beneficiary's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director or beneficiary. Payments shall not be made pursuant to this paragraph 6 to the extent that such hardship is or may be relieved: (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Director's or beneficiary's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (c) by cessation of the Director's deferrals under the Plan. Such action shall be taken only if Director (or Director's legal representatives or successors) signs an application describing fully the circumstances which are deemed to justify the payment, together with an estimate of the amounts necessary to prevent such hardship, which application shall be approved by the Committee after making such inquiries as the Committee deems necessary or appropriate.

     7.   METHOD OF PAYMENTS.

          a. In the event of Director's death, payments shall be made to the persons (including a trustee or trustees) named in the last written instrument signed by Director and received by the Committee prior to Director's death, or if Director fails to so name any person, the amounts shall be paid to Director's estate or the appropriate distributee thereof. The Committee, the Company, and the Trustee shall be fully protected in making any payments due hereunder in accordance with what the Committee believes to be such last written instrument received by it.

          b. Payments due to a legally incompetent person may be made in such of the following ways as the Committee shall determine:

              (i)     directly to such incompetent person,

              (ii)    to the legal representative of such incompetent person, or

              (iii) to some near relative of the incompetent person to be used for the latter's benefit.

          c. Except as otherwise provided in paragraphs 7.a. and b., all payments to persons entitled to benefits hereunder shall be made to such persons in person or upon their personal receipt or endorsement, and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the participant or the participant's beneficiary.

          d. All payments to persons entitled to benefits hereunder shall be made out of the general assets, and shall be the sole obligations, of the Companies, except to the extent that such payments are made out of the trust described in paragraph 4. The Plan is a mere promise to pay benefits in the future and it is the intention of the parties that it be "unfunded" for tax purposes (and for the purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA")).

     8.   CLAIMS PROCEDURES.

          a. If a claim for benefits made by any person (the "Applicant") is denied, the Committee shall furnish to the Applicant within 90 days after its receipt of such claim (or within 180 days after such receipt if special circumstances require an extension of time) a written notice which: (i) specifies the reasons for the denial, (ii) refers to the pertinent provisions of the Plan on which the denial is based, (iii) describes any additional material or information necessary for the perfection of the claim and explains why such material or information is necessary, and (iv) explains the claim review procedures.

          b. Upon the written request of the Applicant submitted within 60 days after his receipt of such written notice, the Committee shall afford the Applicant a full and fair review of the decision denying the claim and, if so requested: (i) permit the Applicant to review any documents which are pertinent to the claim, (ii) permit the Applicant to submit to the Committee issues and comments in writing, and (iii) afford the Applicant an opportunity to meet with a quorum of the Committee as a part of the review procedure.

          c. Within 60 days after its receipt of a request for review (or within 120 days after such receipt if special circumstances, such as the need to hold a hearing, require an extension of time) the Committee shall notify the Applicant in writing of its decision and the reasons for its decision and shall refer the Applicant to the provisions of the Plan which form the basis for its decision.

     9.   MISCELLANEOUS.

          a. Except as limited by paragraph 7.c. and except that a Director shall have a continuing power to designate a new recipient in the event of Director's death at any time prior to such death without the consent or approval of any person theretofore named as Director's recipient by an instrument meeting the requirements of paragraph 7.a., this document shall be binding upon and inure to the benefit of each Company, Director, their legal representatives, successors and assigns, and all persons entitled to benefits hereunder.

          b. Any notice given in connection with this document shall be in writing and shall be delivered in person or by registered mail, return receipt requested. Any notice given by registered mail shall be deemed to have been given upon the date of delivery indicated on the registered mail return receipt, if correctly addressed.

          c. Nothing in this document shall interfere with the rights of any Director to participate or share in any profit sharing or pension plan which is now in force or which may at some future time become a recognized plan of any Company.

          d. Nothing in this document shall be construed as an employment agreement nor as in any way impairing the right of any Company, its board, committees or shareholders, to remove the Director from service as a director, to refuse to renominate or reelect such person as a director, or to enforce the duly adopted retirement policies of the board of directors of such Company.

     10.       RULE 16B-3; STOCKHOLDER APPROVAL.   This Plan is intended to
qualify for the exemption from short swing profits liability under Section 16(b) of the Securities Exchange Act of 1934 provided by Rule 16b-3 of the Securities and Exchange Commission. If required by such rule, the adoption of this Plan shall be contingent upon the approval of the Plan and any material amendments thereto by the stockholders of TCF Financial Corporation on or before the date of the Annual Stockholders meeting for 1995.

     11.        REGISTRATION; NYSE LISTING.   TCF Financial may, in its
discretion, register the shares of TCF Stock subject to this Plan under the Securities Act of 1933 and any other applicable provisions of State or Federal law, and may enter into a listing agreement for such shares with the New York Stock Exchange, if such actions are deemed necessary or advisable by TCF Financial in order to provide directors with freely marketable shares. However, nothing herein shall be deemed to require any such registration or listing.

     12.         ACCOUNTS IN THE PRIOR PLAN.   A Director with an account
balance in the Prior Plan as of December 31, 1994 may elect to have such balance invested in TCF Stock and may consent to contributions to the Trust for such deemed investment in TCF Stock, provided that the election is made no later than December 31, 1994 and that the resulting investment in TCF Stock occurs no sooner than six months after such election, if the Director is subject to reporting requirements under section 16(a) of the Securities Exchange Act of 1934. If a Director does not elect to transfer the Prior Plan account balance into TCF Stock, such account balance shall continue to be deemed to be invested in the "treasury bill rate" set forth in the Prior Plan.

     13. TERMINATION OR AMENDMENT. The Board of Directors of TCF Financial may, in its discretion, terminate or amend this document from time to time, provided, however, that no such termination or amendment shall (without the Director's consent) alter any Director's right to payments of amounts previously credited to such Director's Account or delay the time or times at which an Director is entitled to receive payments with respect to his Deferred Amounts.

                    TCF DIRECTORS DEFERRED COMPENSATION TRUST


     (a) This Agreement made effective as of the 29th day of July, 1994 by and between TCF Financial Corporation ("TCF Financial") and any subsidiary thereof whose directors are eligible for a plan listed in the Appendix (TCF Financial and the subsidiaries are individually each referred to herein as the "Company") and Piper Trust Company ("Trustee");
     (b) WHEREAS, Company has adopted the nonqualified deferred compensation plan(s) as listed in the Appendix ( the "Plan").
     (c) WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan(s) with respect to the individuals participating in such Plan(s).
     (d) WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan(s);
     (e) WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan(s) as an unfunded plan maintained for the purpose of providing deferred compensation for non-employee directors;
     (f) WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan(s);
     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


     Section 1.  ESTABLISHMENT OF TRUST

     (a) Company hereby deposits with Trustee in trust shares of common stock, TCF Financial Corporation, par value $.01 per share ("TCF Stock"), which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.
     (b) The Trust shall become irrevocable upon approval by the Board of Directors of TCF Financial.
     (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.
     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.
     (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.


     Section 2.  PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

     (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.
     (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan(s) shall be determined by Company or such party as it shall designate under the Plan(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan(s).
     (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan(s). Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan(s), Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.


     Section 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT.

     (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (iii) Company is determined to be insolvent by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation.
     (b)  At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.
     (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.
     (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.
     (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights as of Plan participants or their beneficiaries as general creditors of Company with respect to benefits due under the Plan(s) or otherwise.
     (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).
     (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.


     Section 4.  PAYMENTS TO COMPANY.

     Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan(s).

     Section 5.  INVESTMENT AUTHORITY.

     (a) Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants except that voting rights with respect to Trust assets will be exercised by TCF Financial. Company shall have the right at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.


     Section 6.  DISPOSITION OF INCOME.

     (a) During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.


     Section 7.      ACCOUNTING BY TRUSTEE.

     Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 90 days following the close of each calendar year and within 30 days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements, and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.


     Section 8.  RESPONSIBILITY OF TRUSTEE.

     (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity, the terms of the Plan(s) or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.
     (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.
     (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.
     (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.
     (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


     Section 9.       COMPENSATION AND EXPENSES OF TRUSTEE.

     Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.


     Section 10.  RESIGNATION AND REMOVAL OF TRUSTEE.

     (a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.
     (b) Trustee may be removed by Company on 30 days notice or upon shorter notice accepted by Trustee, except as provided below.
     (c) Upon a Change of Control, as defined herein, Trustee may not be removed by Company for three years.
     (d) If Trustee resigns or is removed within three years of a Change of Control, as defined herein, Trustee shall select a successor Trustee in accordance with the provisions of Section 11(b) hereof prior to the effective date of Trustee's resignation or removal.
     (e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

     (f) If Trustee resigns or is removed, a successor shall be appointed, in accordance with section 11 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.


     Section 11.  APPOINTMENT OF SUCCESSOR.

     (a)  If Trustee resigns or is removed in accordance with Section 10(a) or
(b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.
     (b) If Trustee resigns or is removed pursuant to the provisions of Section 10(d) hereof and selects a successor Trustee, Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.
     (c) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.


     Section 12.  AMENDMENT OR TERMINATION.

     (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan(s) or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.
     (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan(s). Upon termination of the Trust, any assets remaining in the Trust shall be returned to Company.

     (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the plan(s), Company may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to Company.
     (d) Sections 1(b), 5, 10, 11, 12 and 13 of this Trust Agreement may not be amended by Company for three years following a Change of Control, as defined herein.


     Section 13.  MISCELLANEOUS.

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.
     (b) Benefits payable to Plan participants and their beneficiaries under the Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.
     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.
     (d) For purposes of this Trust, Change of Control shall mean each of the events specified in the following clauses (i) through (iii), (i) any third person, including a "group" as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of the shares of TCF Financial with respect to which 25% or more of the total number of votes for the election of the Board of Directors of TCF Financial may be cast,
(ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger, or other business combination, sale of assets, or contested election, or combination of the foregoing, the persons who were directors of TCF Financial shall cease to constitute a majority of the Board of Directors of TCF Financial, or (iii) the shareholders of TCF Financial shall approve an agreement providing either for a transaction in which TCF Financial will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of TCF Financial; provided, however, that the occurrence of any such events shall not be deemed a "change of control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of TCF Financial.


     Section 14.      EFFECTIVE DATE.

     The effective date of this Trust Agreement shall be July 29, 1994.

                                       TCF

                                 APRIL 19, 1995

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

     The undersigned hereby appoints William A. Cooper and Gregory J. Pulles, or either of them, as proxies with full power of substitution, to vote all shares of Common Stock of TCF Financial Corporation of record in the name of the undersigned at the close of business on March 1, 1995, at the Annual Meeting of Stockholders to be held on April 19, 1995, or at any adjournment thereof, hereby revoking all former proxies, on the items set forth on the reverse side hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting including: any matters which the Board of Directors did not know, a reasonable time before mailing this solicitation, would be presented at the Meeting; approval of minutes of the prior annual and prior special stockholders meetings; election of any person as director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Meeting.

     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)          /SEE REVERSE SIDE/

/x/ Please mark votes as in this example.

Unless otherwise indicated, all signed proxy cards received will be voted "FOR" all proposals referred to herein. The Board of Directors recommends that you vote "FOR" all proposals.

1.  Election of Directors
NOMINEES:  Joseph P. Clifford, Robert E. Evans,
Luella G. Goldberg, Ralph Strangis, Mark K. Rosenfeld.
        FOR   / /     WITHHELD  / /
/ /                                          MARK HERE   / /
- - --------------------------------------       FOR ADDRESS
For all nominees except as written on        CHANGE AND
the line above.                              NOTE BELOW


                                      FOR    AGAINST  ABSTAIN
  2. Appointment of KPMG Peat         / /      / /      / /
     Marwick LLP as independent
     public accountants for 1995.

  3. Approve increase in the          / /      / /      / /
     maximum permissible size of
     the Board of Directors from
     15 to 25.

  4. Approve the TCF Financial        / /      / /      / /
     1995 Incentive Stock
     Program.

  5. Approve the TCF Directors        / /      / /      / /
     Deferred Compensation Plan
     and Trust.

NOTE:  Please sign as name appears hereon.
In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer. For partnerships, please sign in partnership name by authorized person.

Signature:                                             Date
          --------------------------------------------      --------------------
Signature:                                             Date
          --------------------------------------------      --------------------

                                       TCF

                                 APRIL 19, 1995

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

To: First Trust National Association as Trustee under the Trust Agreement for the TCF Employees Stock Ownership Plan--401(k).

     The Trustee named above is hereby instructed to vote (by proxy, in the form solicited by the Board of Directors, or in person) all the shares or fractional shares of Common Stock of TCF Financial Corporation which are credited to the undersigned's account(s) as of the latest available processing date on or before March 1, 1995, at the Annual Meeting of Stockholders to be held on April 19, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting including: any matters which the Board of Directors did not know, a reasonable time before mailing this solicitation, would be presented at the Meeting; approval of minutes of the prior annual and prior special stockholders meetings; election of any person as director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Meeting. Voting rights will be exercised by the Trustee as directed, provided instructions are received by the Trustee by April 14, 1995. This proxy may be revoked only by a written revocation or a new proxy card received by the Trustee on or before April 14, 1995. Under the Plan, the Advisory Committee, consisting of the Personnel/Affirmative Action Committee of the board of TCF Financial Corporation, has authority to direct the Trustee as to voting of shares as to which no instructions are received by April 14, 1995.

PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. BY LAW, YOUR VOTE IS CONFIDENTIAL.

     CONTINUED AND TO BE SIGNED ON REVERSE SIDE            /SEE REVERSE SIDE/

/x/  Please mark
     votes as in
     this example.

The shares represented by this voting instruction card will be voted on a confidential basis as directed by the participant. If no signed proxy card is received by April 14, 1995, however, the shares will be voted as directed by the
Advisory Committee of the Plan.   This proxy may be revoked only by a written
revocation or a new proxy card received by the Trustee on or before April 14, 1995.

Unless otherwise indicated, all signed proxy cards received will be voted "FOR" all nominees for election as directors and "FOR" all proposals referred to herein. The Board of Directors recommends that you vote "FOR" all proposals.

1.  Election of Directors
NOMINEES:  Joseph P. Clifford, Robert E. Evans,
Luella G. Goldberg, Ralph Strangis, Mark K. Rosenfeld.
        FOR   / /     WITHHELD  / /
/ /
- - ------------------------------------------------------
For all nominees except as written on the line above.

                                      FOR    AGAINST  ABSTAIN
  2. Appointment of KPMG Peat         / /      / /      / /
     Marwick LLP as independent
     public accountants for 1995.

  3. Approve increase in the          / /      / /      / /
     maximum permissible size of
     the Board of Directors from
     15 to 25.

  4. Approve the TCF Financial        / /      / /      / /
     1995 Incentive Stock
     Program.

  5. Approve the TCF Directors        / /      / /      / /
     Deferred Compensation Plan
     and Trust.

                                   MARK HERE      / /
                                   FOR ADDRESS
                                   CHANGE AND
                                   NOTE AT LEFT

NOTE:  Please sign as name appears hereon.

Signature:                                             Date
          --------------------------------------------      --------------------

                                       TCF

                                 APRIL 19, 1995

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

To: First Trust National Association as Trustee under the Trust Agreement for the Great Lakes Bancorp Amended Employee Stock Ownership Plan and as Trustee under the Great Lakes Bancorp Amended 401(k) Savings and Investment Plan and Trust Agreement.

     The Trustee named above is hereby instructed to vote (by proxy, in the form solicited by the Board of Directors, or in person) all the shares or fractional shares of Common Stock of TCF Financial Corporation which are credited to the undersigned's account(s) as of the latest available processing date on or before March 1, 1995, at the Annual Meeting of Stockholders of TCF Financial Corporation to be held on April 19, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting including: any matters which the Board of Directors did not know, a reasonable time before mailing this solicitation, would be presented at the Meeting; approval of minutes of the prior annual and prior special shareholders meetings; election of any person as director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Meeting. Voting rights will be exercised by the Trustee as directed, provided instructions are received by the Trustee by April 14, 1995. This proxy may be revoked only by a written revocation or a new proxy card received by the Trustee on or before April 14, 1995. Under each Great Lakes Bancorp Plan, the shares for which no signed proxy card is returned are voted by the Trustee in the same proportions on each proposal as the shares were voted for which instructions were received.

PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. BY LAW, YOUR VOTE IS CONFIDENTIAL.

     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)          /SEE REVERSE SIDE/

/x/  Please mark
     votes as in
     this example.

The shares represented by this voting instruction card will be voted on a confidential basis as directed by the participant. If no signed proxy card is received by April 14, 1995, however, the shares will be voted by the
Trustee in the same proportion as the shares were voted for which instructions
were received.   This proxy may be revoked only by a written revocation or a new proxy card received by the Trustee on or before April 14, 1995.

Unless otherwise indicated, all signed proxy cards received by the Trustee will be voted "FOR" all nominees for election as directors and "FOR" all proposals referred to herein. The TCF Board of Directors recommends that you vote "FOR" all proposals.

1.  Election of Directors
NOMINEES:  Joseph P. Clifford, Robert E. Evans,
Luella G. Goldberg, Ralph Strangis, Mark K. Rosenfeld.
        FOR   / /     WITHHELD  / /
/ /
- - ------------------------------------------------------
For all nominees except as written on the line above.

                                      FOR    AGAINST  ABSTAIN
  2. Appointment of KPMG Peat         / /      / /      / /
     Marwick LLP as independent
     public accountants for 1995.

  3. Approve increase in the          / /      / /      / /
     maximum permissible size of
     the TCF Board of Directors
     from 15 to 25.

  4. Approve the TCF Financial        / /      / /      / /
     1995 Incentive Stock
     Program.

  5. Approve the TCF Directors        / /      / /      / /
     Deferred Compensation Plan
     and Trust.

                                   MARK HERE      / /
                                   FOR ADDRESS
                                   CHANGE AND
                                   NOTE AT LEFT

NOTE:  Please sign as name appears hereon.

Signature:                                             Date
          --------------------------------------------      --------------------